                                                                   EXHIBIT 10.29

--------------------------------------------------------------------------------

                               GVAX(TM) AGREEMENT


                                 BY AND BETWEEN

                               JAPAN TOBACCO INC.

                                       AND

                               CELL GENESYS, INC.





                                DECEMBER 18, 1998


-------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
ARTICLE 1 DEFINITIONS...........................................................................        8


        1.1    "Affiliate"......................................................................        8
        1.2    "CG Technology"..................................................................        8
        1.3    "Cell Processing Services".......................................................        9
        1.4    "Collaboration Products".........................................................        9
        1.5    "Commercialization Committee"....................................................        9
        1.6    "Commercializing Party"..........................................................        9
        1.7    "Completion".....................................................................       10
        1.8    "Confidential Information".......................................................       10
        1.9    "Control"........................................................................       10
        1.10   "Current Clinical Trials"........................................................       10
        1.11   "Current Collaboration Products".................................................       10
        1.12   "Data"...........................................................................       10
        1.13   "Development Committee"..........................................................       10
        1.14   "Development Costs"..............................................................       10
        1.15   "Development Personnel"..........................................................       11
        1.16   "Development Plan and Budget"....................................................       11
        1.17   "Development Program"............................................................       11
        1.18   "East Asia"......................................................................       11
        1.19   "Event"..........................................................................       11
        1.20   "Excess Operating Expenses"......................................................       12
        1.21   "Existing Data"..................................................................       12
        1.22   "Europe".........................................................................       12
        1.23   "FDA"............................................................................       12
        1.24   "Field"..........................................................................       12
        1.25   "First Commercial Sale"..........................................................       12
        1.26   "Full Funding Term"..............................................................       12
        1.27   "GAAP"...........................................................................       12
        1.28   "GM-CSF".........................................................................       12
        1.29   "IND"............................................................................       12
        1.30   "Initiation".....................................................................       12
        1.31   "JT Technology"..................................................................       12
        1.32   "Major Market Country"...........................................................       13
        1.33   "Manufacturing Facilities".......................................................       13
        1.34   "Marketing Approval".............................................................       13


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                                                                                      PAGE
                                                                                                      ----
        1.35   "Marketing Approval Application".................................................       13
        1.36   "Marketing Distributor"..........................................................       13
        1.37   "Marketing Plans"................................................................       14
        1.38   "[*] Data".......................................................................       14
        1.39   "[*] Trial"......................................................................       14
        1.40   "Net Sales"......................................................................       14
        1.41   "Net Third Party Revenues".......................................................       14
        1.42   "North America"..................................................................       15
        1.43   "Operating Advances".............................................................       15
        1.44   "Operating Expenses".............................................................       16
        1.45   "Operating Revenues".............................................................       16
        1.46   "[*]"............................................................................       16
        1.47   "Phase I"........................................................................       17
        1.48   "Phase II".......................................................................       17
        1.49   "Phase III"......................................................................       17
        1.50   "Production Costs"...............................................................       17
        1.51   "Prosecution Interference Activities"............................................       17
        1.52   "Renal Data".....................................................................       18
        1.53   "Renal Trials"...................................................................       18
        1.54   "Reserve Amount".................................................................       18
        1.55   "Rest of the World"..............................................................       18
        1.56   "Subject Patents"................................................................       18
        1.57   "Target".........................................................................       18
        1.58   "Territory"......................................................................       18
        1.59   "Third Party Agreements".........................................................       18

ARTICLE 2 DEVELOPMENT COMMITTEE.................................................................       19

        2.1    Development Committee............................................................       19
        2.2    Membership.......................................................................       19
        2.3    Development Committee Meetings...................................................       19
        2.4    Decisions........................................................................       19

ARTICLE 3 DEVELOPMENT PLANS AND BUDGETS.........................................................       20

        3.1    General..........................................................................       20
        3.2    Development Priorities...........................................................       20
        3.3    Annual Review....................................................................       20
        3.4    Periodic Reviews.................................................................       20


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                                                                                      PAGE
                                                                                                      ----
ARTICLE 4 DEVELOPMENT PROGRAM...................................................................       21

        4.1    Development Program for North America............................................       21
        4.2    Development Program for East Asia................................................       21
        4.3    Development Program for Europe and the Rest of the World.........................       21
        4.4    Regulatory Filings...............................................................       21
        4.5    Visiting Personnel...............................................................       21
        4.6    Exclusivity of Efforts...........................................................       22

ARTICLE 5 RECORDKEEPING; PUBLICATION............................................................       22

        5.1    Reports and Records..............................................................       22
        5.2    Review of Publications...........................................................       23

ARTICLE 6 DEVELOPMENT PROGRAM FUNDING...........................................................       24

        6.1    Funding..........................................................................       24
        6.2    Additional Payments for Existing Data; Cost Reimbursement........................       28
        6.3    [*]..............................................................................       22
        6.4    Credit Facility..................................................................       30
        6.5    Metastatic Renal Cell Carcinoma..................................................       30
        6.6    [*]..............................................................................       30

ARTICLE 7 USE OF PRECLINICAL AND CLINICAL DATA..................................................       31

        7.1    Exchange.........................................................................       31
        7.2    Disclosure.......................................................................       32
        7.3    Regulatory Requirements..........................................................       32
        7.4    Development Committee Review.....................................................       32
        7.5    Ownership........................................................................       32

ARTICLE 8 MARKETING RIGHTS......................................................................       32

        8.1    General..........................................................................       32
        8.2    JT...............................................................................       33
        8.3    CG...............................................................................       33
        8.4    Europe and Rest of the World.....................................................       33
        8.5    Marketing Distributor............................................................       33
        8.6    Covenants........................................................................       33
        8.7    Commercialization Committee......................................................       33
        8.8    Marketing Plans..................................................................       34
        8.9    Marketing Distributor............................................................       35

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                                                                                      PAGE
                                                                                                      ----
ARTICLE 9 PRODUCT PAYMENTS......................................................................       36

        9.1    General..........................................................................       36
        9.2    Royalty..........................................................................       36
        9.3    Net Third Party Revenues.........................................................       37
        9.4    Mechanism........................................................................       38
        9.5    Cell Processing Services/Kits....................................................       38
        9.6    Combinations.....................................................................       38
        9.7    Transfer Pricing.................................................................       38
        9.8    Third Party Payments.............................................................       38

ARTICLE 10 PAYMENTS; BOOKS AND RECORDS..........................................................       40

        10.1   Quarterly Reports................................................................       40
        10.2   Payment Method...................................................................       40
        10.3   Currency Conversion..............................................................       41
        10.4   Taxes............................................................................       41
        10.5   Records; Inspection..............................................................       42

ARTICLE 11 DUE DILIGENCE........................................................................       43

        11.1   CG...............................................................................       43
        11.2   JT...............................................................................       43

ARTICLE 12 MANUFACTURING RIGHTS.................................................................       43

        12.1   East Asia........................................................................       43
        12.2   North America....................................................................       44
        12.3   Transfer Price...................................................................       44
        12.4   Supply Agreements................................................................       44

ARTICLE 13 LICENSE GRANTS.......................................................................       44

        13.1   Grant to JT......................................................................       44
        13.2   Grant to CG......................................................................       45
        13.3   Sublicenses......................................................................       45
        13.4   No Rights Beyond Collaboration Products..........................................       45

ARTICLE 14 INTELLECTUAL PROPERTY................................................................       46

        14.1   Ownership of Inventions..........................................................       46
        14.2   Patent Prosecution...............................................................       46
        14.3   Defense of Third Party Infringement Claims.......................................       47
        14.4   Enforcement......................................................................       48
        14.5   Third Party Rights...............................................................       49


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                                                                                      PAGE
                                                                                                      ----
ARTICLE 15 TRADEMARKS...........................................................................       49

        15.1   Single Mark......................................................................       49
        15.2   General..........................................................................       49

ARTICLE 16 REPRESENTATIONS AND WARRANTIES.......................................................       50

        16.1   CG Warranties....................................................................       50
        16.2   JT Warranties....................................................................       50
        16.3   Disclaimer of Warranties.........................................................       50

ARTICLE 17 CONFIDENTIALITY......................................................................       51

        17.1   Confidential Information.........................................................       51
        17.2   Permitted Disclosures............................................................       51
        17.3   Clinical Data....................................................................       52

ARTICLE 18 INSURANCE; INDEMNIFICATION...........................................................       52

        18.1   Insurance........................................................................       52
        18.2   Indemnification of CG............................................................       52
        18.3   Indemnification of JT............................................................       53
        18.4   Procedure........................................................................       53

ARTICLE 19 TERM AND TERMINATION.................................................................       54

        19.1   Term.............................................................................       54
        19.2   Termination for Cause............................................................       54
        19.3   Termination Upon Notice..........................................................       54
        19.4   Effect of Termination............................................................       57

ARTICLE 20 DISPUTE RESOLUTION...................................................................       66

        20.1   Disputes.........................................................................       66
        20.2   Full Arbitration.................................................................       66
        20.3   Short Form Arbitration...........................................................       67

ARTICLE 21 MISCELLANEOUS........................................................................       68

        21.1   Governing Law....................................................................       68
        21.2   Force Majeure....................................................................       68
        21.3   No Implied Waivers; Rights Cumulative............................................       68
        21.4   Independent Contractors..........................................................       69
        21.5   Notices..........................................................................       69
        21.6   Assignment.......................................................................       70
        21.7   Modification.....................................................................       70


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                                                                                      PAGE
                                                                                                      ----
        21.8   Severability.....................................................................       70
        21.9   Publicity........................................................................       70
        21.10  Counterparts.....................................................................       71
        21.11  Headings.........................................................................       71
        21.12  Patent Marking...................................................................       71
        21.13  Export Laws......................................................................       71
        21.14  Review by Fair Trade Commission..................................................       71
        21.15  Language.........................................................................       71
        21.16  Entire Agreement.................................................................       72


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        EXHIBITS
        --------
        EXHIBIT 1.21         CG Patents
        EXHIBIT 1.7          Clinical Report Form
        EXHIBIT 1.21         Europe
        EXHIBIT 1.56         Subject Patents
        EXHIBIT 1.59         CG's Third Party Agreements
        EXHIBIT 6.1.1        FTE Rate Calculation
        EXHIBIT 3.3          Initial Development Plan and Budget
        EXHIBIT 6.4          Credit Agreement
        EXHIBIT 9.2.2        Operating Advance Example
        EXHIBIT 13.1         Core Patent Rights
        EXHIBIT 16.1         Non-Controlled Subject Matter


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                               GVAX(TM) AGREEMENT

        This GVAX(TM) AGREEMENT ("Agreement"), effective as of December 18, 1998 (the "Effective Date"), is made by and between Cell Genesys, Inc, a Delaware corporation having offices at 342 Lakeside Drive, Foster City, California 94404, U.S.A. ("CG"), and Japan Tobacco Inc., a Japanese corporation having offices at JT Building, 2-1 Toranomon 2-Chome, Minato-ku, Tokyo 105-8422, Japan ("JT").

                                   BACKGROUND

        A. CG is developing certain methods and compositions for tumor vaccines, known as GVAX(TM), in which tumor cells or tumor cell lines are genetically engineered to express granulocyte macrophage colony stimulating factor.

        B. JT and CG desire to collaborate on, share the costs of and equally benefit from, the worldwide research, development and commercialization of GVAX(TM) products for non-small cell lung and prostate cancers on the terms and conditions set forth below.

        NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with JT or CG. For purposes of this definition, "control" shall mean beneficial ownership (direct or indirect) of at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority). "Controlled Affiliate" shall mean an entity that is controlled by a party to this Agreement. Notwithstanding the foregoing, neither Abgenix, Inc., nor any entity controlled by Abgenix, Inc. shall be deemed an Affiliate of CG for purposes of this Agreement. Likewise, neither the government of Japan nor any entity controlled by the government of Japan shall be deemed an Affiliate of JT.

        1.2 "CG Technology" shall mean CG Patents and CG Technical Information.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               1.2.1 "CG Patents" shall mean all patents and all reissues, renewals, reexaminations and extensions thereof, and patent applications therefor, and any divisions or continuations, in whole or in part, thereof, which claim the composition, manufacture, sale or use of a Collaboration Product and that are Controlled by CG or its Controlled Affiliates during the term of this Agreement. Exhibit 1.2.1 is a list of all CG Patents existing as of the Effective Date.

               1.2.2 "CG Technical Information" shall mean confidential information, tangible and intangible, and materials, including, but not limited to: pharmaceutical, chemical, biological, genetic and biochemical compositions; and technical and non-technical data and information, and/or the results of tests, assays, methods and processes; and plans, specifications and/or other documents containing said information and data; in each case that is possessed by CG as of the Effective Date or discovered, developed or acquired by CG or its Controlled Affiliates during the term of this Agreement, to the extent such relates to the manufacture, sale or use of a Collaboration Product and to the extent that CG or its Controlled Affiliate Controls the same.

        1.3 "Cell Processing Services" shall mean those services involved in the preparation of Collaboration Products and delivery of those Collaboration Products to health care providers and patients, including without limitation quality assurance and quality control services. Cell Processing Services include, for example but without limitation, if required, the biopsy of the patient's tumor cells, the dissociation and transduction of those cells with nucleic acid encoding GM-CSF, and the expansion, irradiation and formulation and freezing of those cells for reinfusion into a patient.

        1.4 "Collaboration Products" shall mean products within the Field, in each case to the extent the same are being developed by CG and JT pursuant to the Development Plan and Budget in effect at the time, or for which a Marketing Approval has been obtained pursuant to the Development Program, subject in each case to Section 19.3.2 below. It is understood that as used herein, "Collaboration Product" includes related Cell Processing Services. It is further understood and agreed that each Collaboration Product for a particular Target shall be deemed to be a separate Collaboration Product for purposes of this Agreement; provided, however, that if the same IND filed with the FDA covers more than one (1) Target, then the Collaboration Product covered by such IND for all such Targets shall be deemed a single Collaboration Product. For purposes of this Section 1.4, an IND shall be deemed to include amendments and supplements to such IND as provided in 21 C.F.R. Section 312.

        1.5 "Commercialization Committee" shall have the meaning as set forth in
Section 8. 7 below.

        1.6 "Commercializing Party" shall have the meaning as set forth in
Section 9. 2 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        1.7 "Completion" shall be deemed to occur, with respect to a particular clinical trial for a Collaboration Product, upon the earlier of: (i) submission by the principal investigator and receipt by both parties of the completed Clinical Trial Report for such clinical trial in the form and including the information requested on Exhibit 1.7 hereto or (ii) Initiation of a later phase clinical trial for the same Collaboration Product.

        1.8 "Confidential Information" shall have the meaning as set forth in
Section 17.1 below.

        1.9 "Control" shall mean possession of the ability to grant a license or sublicense as provided for herein without violating the terms of an agreement with a third party.

        1.10 "Current Clinical Trials" shall mean collectively the following two
(2) clinical trials that are currently in progress as of the Effective Date: (i) "Study of Vaccination with Autologous, Lethally Irradiated Non-Small Cell Lung Carcinoma Cells Engineered by Adenoviral Mediated Gene Transfer to Secrete Human GM-CSF," conducted by Glenn Dranoff, M. D., at Dana-Farber Cancer Institute; and
(ii) "A Phase I/II Study of Allogeneic Human GM-CSF Transduced Cancer Vaccines in Patients with Metastatic Prostate Carcinoma," conducted by Jonathan Simons, M.D., at Johns Hopkins Oncology Center, in each case as such studies may be modified from time to time by the Development Committee. Notwithstanding anything herein to the contrary, it is understood that, [*]

        1.11 "Current Collaboration Products" shall have the meaning as set forth in Section 6.3 below.

        1.12 "Data" shall have the meaning as set forth in Section 7.1 below.

        1.13 "Development Committee" shall have the meaning as set forth in
Section 2.1 below.

        1.14 "Development Costs" shall mean all direct and indirect costs incurred by or on behalf of a party in conducting the Development Program, including, (i) costs of clinical trial materials, (ii) development milestones or other amounts payable to third parties under a Third Party Agreement as a result of performance of the Development Program, (iii) costs of insurance procured by a party in accordance with Section 18.1 below with respect to the Development Program, (iv) costs associated with establishing and validating CG facilities to manufacture Collaboration Products and/or provide Cell Processing Services, and
(v) such other amounts as reflected in the Development Plan and Budget, all as calculated using GAAP consistently applied by such party. Notwithstanding the foregoing, indirect costs (i.e., general and administrative overhead) included in Development Costs shall not exceed [*] of the direct costs included therein; provided that for purposes of the


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

foregoing, the entire FTE rate (as established pursuant to Section 6.1.1 below) shall be deemed to be direct costs.

        1.15 "Development Personnel" shall mean employees of a party assigned (full- or part-time) to conduct research, development, regulatory affairs or business development activities under the Development Program, including project managers, scientists, clinical research and manufacturing staff, post-doctoral fellows, quality control and assurance personnel, technicians or the like, but excluding non-technical, non-professional personnel such as secretarial staff. As used in this Agreement, a "full-time equivalent" or "FTE" shall mean a full-time person, or in the case of less than a full-time dedicated person, a full-time, equivalent person year, based upon a total of [*] hours per year, of work related to the Development Program. For purposes of the foregoing, "employees" shall include "contract workers" who work at a party's location under the party's direction, but do not include outside consultants, such as regulatory affairs consultants, academic collaborators or the like.

        1.16 "Development Plan and Budget" shall mean the plan and budget for the Development Program in effect from time to time, as established in accordance with Article 3 below.

        1.17 "Development Program" shall mean activities with respect to the research and development of Collaboration Products for applications within the Field, comprising preclinical, clinical, regulatory, business development and all other activities relating to the research and development of Collaboration Products, all in accordance with the Development Plan and Budget in effect at the time. For avoidance of doubt, the Development Program will include, but not be limited to, toxicological, pharmacological and any other studies, the results of which are intended for use in obtaining Marketing Approvals, as well as development and documentation of methods, processes and procedures for the manufacture and/or preparation of Collaboration Products and establishment and validation of CG facilities for the clinical and commercial manufacture and/or preparation of Collaboration Products. Subject to the provisions of Article 14 below, it is understood that activities of each party's internal patent personnel related to Prosecution and Interference Activities for such party's Patents (i.e., the CG Patents or the JT Patents, as applicable) shall be part of the Development Program in accordance with the Development Plan and Budget. For avoidance of doubt, the Development Program, with respect to a particular Collaboration Product shall not include [*] provided that activities relating to ongoing research, clinical studies and other development pertaining to such Collaboration Product that are conducted after its launch (including without limitation, Phase IV trials) shall nonetheless be within the Development Program.

        1.18 "East Asia" shall mean Japan, Korea and Taiwan.

        1.19 "Event" shall have the meaning as set forth in Section 6. 2.2 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        1.20 "Excess Operating Expenses" shall have the meaning as set forth in
Section 1. 45 below.

        1.21 "Existing Data" shall mean (i) all preclinical data submitted by CG to the FDA in support of INDs for the Current Collaboration Products and (ii) all clinical data generated in the course of the Current Clinical Trials, in each of cases (i) and (ii), to the extent the same exist as of the Effective Date.

        1.22 "Europe" shall mean the geographic regions included as of the Effective Date within those countries listed on Exhibit 1.22 hereto.

        1.23 "FDA" shall mean the U. S. Food and Drug Administration, or any successor agency.

        1.24 "Field" shall mean the [*]

        1.25 "First Commercial Sale" shall mean, with respect to each Collaboration Product in each country in the Territory, the first bona fide commercial sale of such Collaboration Product to a non-Affiliate third party in such country by or under authority of CG or JT, their Affiliates or Marketing Distributor after Marketing Approval (if necessary).

        1.26 "Full Funding Term" shall mean the period from the Effective Date until the earlier of the expiration of the Full Funding Term in accordance with
Section 6.1.6(b)(iii) below or 31 December 2001, and any Extension Period established under Section 6.1.6(b) below.

        1.27 "GAAP" shall have the meaning as set forth in Section 10.2.2 below.

        1.28 "GM-CSF" shall mean Granulocyte-Macrophage Colony Stimulating
Factor.

        1.29 "IND" shall mean an Investigational New Drug application, as defined in the U. S. Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or comparable filing in a foreign jurisdiction, in each case with respect to a Collaboration Product for use within the Field.

        1.30 "Initiation" shall be deemed to occur, with respect to a particular clinical trial for a Collaboration Product, upon [*] in such trial in accordance with the protocol therefor.

        1.31 "JT Technology" shall mean JT Patents and JT Technical Information.

               1.31.1 "JT Patents" shall mean all patents and all reissues, renewals, re-examinations, and extensions thereof, and patent applications therefor, and any divisions or continuations, in whole

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

or in part, thereof, which claim the composition, manufacture, sale or use of a Collaboration Product and that are Controlled by JT or its Controlled Affiliates during the term of this Agreement.

               1.31.2 "JT Technical Information" shall mean confidential information, tangible and intangible, and materials, including, but not limited to: pharmaceutical, chemical, biological, genetic and biochemical compositions; and technical and non-technical data and information, and/or the results of tests, assays, methods and processes; and plans, specifications and/or other documents containing said information and data; in each case that is possessed by JT as of the Effective Date or discovered, developed or acquired by JT or its Controlled Affiliates during the term of this Agreement, to the extent such relates to the manufacture, sale or use of a Collaboration Product and to the extent that JT or its Controlled Affiliate Controls the same.

        1.32 "Major Market Country" shall mean [*]

        1.33 "Manufacturing Facilities" shall mean, collectively, the CG manufacturing facilities established in accordance with the Development Program for the clinical or commercial manufacture of Collaboration Products and/or provision of Cell Processing Services. For avoidance of doubt, Manufacturing Facilities shall exclude all manufacturing facilities owned or controlled by CG or its Affiliates as of the Effective Date, to the extent such facilities exist as of the Effective Date.

        1.34 "Marketing Approval" shall mean, with respect to each country of the Territory for a Collaboration Product, approval in such country by the health regulatory authority in such country that is the counterpart of the FDA to market such Collaboration Product for an application within the Field. Marketing Approval shall include government approval of pricing or reimbursement in jurisdictions outside the United States where such approval is legally required for commercial sale. In such jurisdictions where government approval of pricing or reimbursement is available but not a condition for commercial sale, government approval of pricing or reimbursement shall not be deemed to be legally required.

        1.35 "Marketing Approval Application" or "MAA" shall mean a Biological License Application or similar application as required under the U. S. Federal Food, Drug and Cosmetics Act and the regulations promulgated thereunder, or a comparable filing for Marketing Approval in any other country in the Territory, in each case with respect to a Collaboration Product for use within the Field. It is understood that an MAA shall not include an application for pricing or reimbursement approval.

        1.36 "Marketing Distributor" shall mean a non-Affiliate third party to whom CG or JT has granted the right in its territory (i. e., North America with respect to CG or East Asia with respect to JT) under the JT Technology and/or CG Technology to make, use and sell a Collaboration Product,

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

with respect to Collaboration Products made and sold by such third party. As used in this Agreement, "Marketing Distributor" shall also include a non-Affiliate third party to whom CG or JT has granted the right to distribute such Collaboration Product, provided that such third party is responsible for the marketing and promotion of such Collaboration Products within the applicable territory. As used herein, "Marketing Rights" shall mean the foregoing rights which are granted to a Marketing Distributor and "Marketing Agreement" shall mean an agreement under which Marketing Rights are granted to a Marketing Distributor; provided that neither the definitions of "Marketing Rights," "Marketing Agreement" nor this Section 1.36 shall be deemed to limit the scope of rights or sublicenses that may be granted by the parties under Article 13 below. For purposes of this Agreement, CG and JT shall not be deemed Marketing Distributors of the other.

        1.37 "Marketing Plans" shall mean collectively the JT Marketing Plans and the CG Marketing Plans, as such terms are defined in Section 8.8 below.

        1.38 "[*] Data" shall mean all data and reports generated in the course of performing the [*] Trial, in each case to the extent the same is Controlled by CG, in the form and to the extent the same exists as of the Effective Date.

        1.39 "[*] Trial" shall mean that certain clinical trial in progress as of the Effective Date entitled, [*]

        1.40 "Net Sales" shall mean the total amount invoiced to third parties by CG or JT, or their respective Affiliates (each a "Selling Party"), upon sales to such third parties of Collaboration Products, including, if any, Cell Processing Services provided by the Selling Party in connection with sales of Collaboration Products, less the following reasonable and customary deductions to the extent applicable to such sales: (i) all trade, cash and quantity credits, discounts, refunds or rebates paid or allowed; (ii) amounts for claims, allowances or credits for returns; retroactive price reductions; chargebacks;
(iii) packaging, handling fees and prepaid freight, sales taxes, duties and other governmental charges (including value added tax), but excluding what is commonly known as income taxes; and (iv) reasonable provisions for uncollectible accounts determined in accordance with GAAP, consistently applied to all products of the Selling Party. For the removal of doubt, Net Sales shall not include sales among JT or CG and its respective Affiliates for resale, nor shall Net Sales include sales by JT or CG or its respective Affiliates to a Marketing Distributor, and Net Sales shall similarly not include sales by CG or its respective Affiliates to JT or an Affiliate of JT.

        1.41 "Net Third Party Revenues" shall mean all revenues received by CG or JT (for purposes of this Section 1. 41, each the "Recipient") [*]

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               1.41.1 Notwithstanding the foregoing, Net Third Party Revenues shall not include: [*]

               1.41.2 "Premium on Equity" shall mean the amount by which cash amounts received by CG or JT for a particular equity security exceed the Fair Market Value of such security. "Fair Market Value" of an equity security shall mean (i) if the equity security is traded on a National Exchange, then Fair Market Value shall equal the average closing sale price of a share of such equity security as reported on the National Exchange for the [*] trading days immediately preceding, and the [*] trading days including and following, the date CG or JT received payment for such security from the Marketing Distributor;
(ii) if the equity security is not traded on a National Exchange, then Fair Market Value shall be determined on the basis of the common stock equivalents of such equity security, and shall equal the effective gross price per share of a common stock equivalent of CG or JT, as applicable, (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations and combinations) in the last sales of equity securities by CG or JT to third parties other than the Marketing Distributor (but including sales to such other third parties made at the same time as the sale to the Marketing Distributor), in which the aggregate cash purchase price paid by such third parties exceeded [*] and in which at least [*] of the invested amount is from investors that are not pharmaceutical or biotechnology companies (or Affiliates thereof) and that have not previously invested in CG or JT (respectively) and have not entered into a collaboration or contractual arrangement with CG or JT (respectively). For such purposes, "National Exchange" means the New York Stock Exchange, the American Stock Exchange, any national market system (including without limitation the Nasdaq National Market), or the European or Japanese equivalent of such an exchange or market system.

               1.41.3 In the event that CG or JT (the "Granting Party") grants Marketing Rights to an entity that is not an Affiliate and obtains equity or other ownership interest in such entity in consideration of such Marketing Rights, then [*]

               1.41.4 Notwithstanding any of the foregoing, in no event shall Net Third Party Revenues be deemed to include amounts received by CG or JT in consideration for a sale of all or substantially all of the business or assets of CG or JT (whether by way of merger, sale of stock, sale of assets or otherwise) to which this Agreement pertains, if the successor to such business or assets has assumed the obligations under this Agreement of the transferring party.

        1.42 "North America" shall mean Canada, the United States (and its territories and possessions including the commonwealth of Puerto Rico) and Mexico.

        1.43 "Operating Advances" shall have the meaning as set forth in Section
9.2.2 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        1.44 "Operating Expenses" shall mean with respect to a particular Collaboration Product (i) the Production Costs of such Collaboration Product;
(ii) the direct costs incurred by a party hereto or its Affiliates with respect to Collaboration Product-specific sales, marketing and promotion of such Collaboration Product and allocation of the direct field force expense for such Collaboration Product; (iii) other expenses allocable to such Collaboration Product in accordance with GAAP and (iv) running royalties paid by the party selling such Collaboration Product under Third Party Agreements on Net Sales of such Collaboration Product (including amounts reimbursed to the other party under Section 9.8 below). On or promptly following the establishment of the Commercialization Committee in accordance with Section 8.7.1, the parties shall reasonably agree on method of allocating other expenses described in clause
(iii) above and the method of calculation of such other expenses.

        1.45 "Operating Revenues" shall mean Net Sales of a Collaboration Product by CG or JT (for purposes of this Section 1.45 the "Commercializing Party") and its respective Affiliates, less (i) the Operating Expenses incurred by the Commercializing Party allocable to such Collaboration Product (which Operating Expenses shall be reduced by the amount equal to two hundred percent (200%) of any Operating Advances received by the Commercializing Party from the other party pursuant to Section 9.2.2 below with respect to such Collaboration Product), (ii) product liability expenses (if any) related to such Collaboration Product, to the extent not already within Operating Expenses, and (iii) [*] (as defined below) allocable to such Collaboration Product not previously offset against Net Sales. For purposes of this Section 1.45, if Operating Revenues calculated above are less than zero, the amount less than zero together with interest (as specified below) accruing from the last day of the calendar year for which Operating Revenues are so calculated compounded annually shall be deemed and referred to as "Excess Operating Expenses," and as used in this Agreement, the term Operating Revenues shall not be deemed to refer to Excess Operating Expenses. Where JT is the Commercializing Party, such interest shall be calculated using the Japanese prime rate per annum as quoted in the "Foreign Prime Rates" section of the "Money Rates" column of The Wall Street Journal (U.S., Western Edition), and where CG is the Commercializing Party, such interest shall be calculated using the U.S. prime rate per annum as quoted in the "Prime Rate" section of the "Money Rates" column of The Wall Street Journal (U.S., Western Edition), in each case on the last business day of each calendar year during the period in which such interest accrues. It is understood that any such Excess Operating Expenses may be carried forward by the Commercializing Party and applied against Net Sales in subsequent periods for purposes of calculating Operating Revenues; provided that once so applied, such Excess Operating Expenses may not be further carried forward and shall cease to be Excess Operating Expenses hereunder.

        1.46 [*] shall have the meaning as set forth in Section 6.3 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        1.47 "Phase I" shall mean human clinical trials, the principal purpose of which is preliminary determination of safety in healthy individuals or patients as required in 21 C. F.R. Section 312, or similar clinical study in a country other than the United States, and for which there are no primary endpoints relating to efficacy included in the protocol.

        1.48 "Phase II" shall mean human clinical trials, for which a primary endpoint is a preliminary determination of efficacy and/or dose ranges in patients with the tumor type being studied as required in 21 C. F.R. Section 312, or similar clinical study in a country other than the United States.

        1.49 "Phase III" shall mean human clinical trials, the principal purpose of which is to establish safety and efficacy in patients with the tumor type being studied as required in 21 C. F.R. Section 312, or similar clinical study in a country other than the United States. Phase III shall also include any other human clinical trial intended as a pivotal trial for regulatory approval purposes whether or not such trial is a traditional Phase III trial.

        1.50 "Production Costs" with respect to a Collaboration Product (or component thereof) shall mean all fully-allocated direct and indirect costs that are incurred by CG or JT, or its respective Affiliate associated with the manufacture, filling, packaging, labeling and/or other preparation of such Collaboration Product, including without limitation the costs of facilities, labor, equipment, materials and validation studies, quality assurance, quality control and other testing, storage, shipping and other resources consumed in or otherwise allocated to the manufacture, filling, packaging, labeling and/or other preparation of such Collaboration Product, in each case calculated in accordance with GAAP. Production Costs shall (i) include allowances associated with wastage and failed or discarded lots of Collaboration Products, and (ii) not include depreciation of Manufacturing Facilities used to manufacture Collaboration Products or provide Cell Processing Services to the extent the costs thereof were included within Development Costs hereunder, but may include depreciation charges not so excluded. Notwithstanding the foregoing, indirect costs (i.e., general and administrative overhead) included in Production Costs shall not exceed [*] of the direct costs included therein. With respect to Collaboration Products (or component thereof) acquired by a party from a non-Affiliate third party, the Production Costs for such Collaboration Products (or component thereof) shall be deemed to be the amounts paid to such third party therefor, plus costs associated with the acquisition from such vendor, including without limitation, quality control or assurance services provided by or on behalf of the acquiring party.

        1.51 "Prosecution Interference Activities" shall have the meaning as set forth in Section 14.2.1 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        1.52 "Renal Data" shall mean all data and reports generated in the course of performing the Renal Trials, in each case to the extent the same is Controlled by CG, in the form the same exist as of the date JT requests such data and reports in accordance with Section 6.5 below.

        1.53 "Renal Trials" shall mean (i) that certain clinical trial in progress as of the Effective Date entitled, "A Phase I Study Using Non-Replicating Autologous Tumor Cell Vaccines Secreting Granulocyte Macrophage Colony Stimulating Factor in Patients with Metastatic Renal Cell Carcinoma," conducted by Shigetaka Asano, M. D., D.M.Sci. and Kenzaburo Tani, M.D., Ph.D., at The Institute of Medical Science, The University of Tokyo and (ii) other trials for the same Collaboration Product of a similar size (i.e., small trials) conducted hereunder. As used herein the "Existing Renal Trial" shall mean the trial described in (i) above.

        1.54 "Reserve Amount" shall mean an amount equal to [*] of non-cancelable commitments included in Section 19.4.2(a)(i)(B) or Section 19.4.2(b)(ii)(B), as applicable, to be incurred by CG after expiration of the Post-Termination Period.

        1.55 "Rest of the World" shall mean all areas of the world outside of East Asia, North America and Europe.

        1.56 "Subject Patents" shall mean those patents and patent applications listed on Exhibit 1. 56 hereto.

        1.57 "Target" shall mean each disease indication specified for a Collaboration Product in the applicable clinical trial protocol (i. e., the criteria for patient selection and exclusion for such trial); or for Collaboration Products for which a MAA has been filed, or a Marketing Approval obtained, the disease indications specified in such MAA or Marketing Approval, respectively.

        1.58 "Territory" shall mean world-wide.

        1.59 "Third Party Agreements" shall mean collectively those agreements between CG and a third party existing as of the Effective Date pursuant to which CG obtained rights applicable to the development, manufacture, sale or use of Collaboration Products hereunder. If after the Effective Date either JT and/or CG enter into an agreement to license or acquire rights from a third party with respect to subject matter to be utilized in connection with Collaboration Products in accordance with Section 9.8.2 below, such agreements shall also be deemed Third Party Agreements for purposes of this Agreement. Exhibit 1.59 is a list of all Third Party Agreements existing as of the Effective Date.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                    ARTICLE 2
                              DEVELOPMENT COMMITTEE

        2.1 Development Committee. JT and CG shall establish a development committee to oversee, review and coordinate the research and development of Collaboration Products worldwide for applications within the Field pursuant to the Development Program ("Development Committee"). From time to time, the Development Committee may establish subcommittees or project teams to oversee particular projects or activities, and such subcommittees or project teams will be constituted as the Development Committee agrees (e.g., for oversight of the research or development or other day-to-day matters).

        2.2 Membership. The Development Committee shall be comprised of an equal number of representatives from each of JT and CG, selected by such party. The exact number of such representatives shall be three (3) for each of JT and CG, or such other number as the parties may agree. Each party shall at all times have at least one (1) representative on the Development Committee at the Vice President level or above. Subject to the foregoing provisions of this Section 2.2, CG and JT may replace its respective Development Committee representatives at any time, with prior written notice to the other party.

        2.3 Development Committee Meetings. During the Development Program, the Development Committee shall meet quarterly, or as otherwise agreed by the parties, at such locations as the parties agree and thereafter as the parties agree. At its meetings, the Development Committee will (i) formulate and review the Development Program objectives, (ii) monitor the progress of the Development Program toward those objectives, (iii) review and approve the Development Plan and Budget, pursuant to Section 3.1 of this Agreement, and (iv) undertake and/or approve such other matters as are provided for the Development Committee under this Agreement. With the consent of the parties, other representatives of CG or JT may attend Development Committee or subcommittee meetings as non-voting observers. The Development Committee may also convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate. Each party shall bear its own personnel, travel and lodging expenses relating to Development Committee meetings, which costs and expenses shall not be included in the Development Costs.

        2.4 Decisions. Decisions of the Development Committee shall be made by unanimous agreement of the members present in person or by other means (e.g., teleconference) at any meeting; provided that at least two (2) representatives of each party are present at such meeting. In the event that the Development Committee is unable to reach unanimous agreement on an issue, the issue shall be referred for resolution through good faith negotiations between the Chief Executive Officer of CG and the head of JT's pharmaceutical business. If after thirty (30) days such executives are unable to

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

resolve the issue, then upon request by either party such issue shall be resolved in accordance with Section 20.3 below; it being understood, however, that the issues to be resolved under Section 20.3 shall be limited to those specific issues that are expressly provided in this Agreement to be decided by the Development Committee (i.e., specific issues other than those areas generally described in clauses (i) and (ii) under Section 2.3 above).

                                    ARTICLE 3
                          DEVELOPMENT PLANS AND BUDGETS

        3.1 General. During the Development Program and subject to Section 3.2 below, CG shall prepare and propose to the Development Committee a reasonably detailed Development Plan and Budget pursuant to which the Development Program will be performed. The Development Plan and Budget shall specify the objectives and work plan activities with respect to Development Program, and the headcount and other costs and expenses of the Development Program, including consultants and third party contractors and facilities.

        3.2 Development Priorities. [*]

        3.3 Annual Review.

               3.3.1 Initial Development Plan and Budget. The initial Development Plan and Budget is attached hereto as Exhibit 3.3 (the "Initial Development Plan and Budget"), and shall be fixed for the period from October 1, 1998 through December 31, 1999, unless otherwise agreed. Notwithstanding the foregoing, promptly after the Effective Date the Development Committee shall meet to discuss modifications, if any, to the Initial Development Plan and Budget, and the Initial Development Plan and Budget shall be modified as determined by the Development Committee.

               3.3.2 Other. Beginning October 1, 1999 and by October 1 of each year thereafter during the Development Program, CG shall submit to the Development Committee the proposed plan and budget required under Section 3.1 above for the following calendar year. The Development Committee shall review such proposals as soon as possible and shall approve the Development Plan and Budget for the next succeeding year, with such changes as the Development Committee and CG may agree to the plan and budget proposed by CG, no later than December 1 of such year.

        3.4 Periodic Reviews. The Development Committee shall review the Development Plan and Budget on an ongoing basis and may make changes thereto; provided, however, the Development Plan and Budget in effect for a year shall not be modified except as JT and CG otherwise agree.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                    ARTICLE 4
                               DEVELOPMENT PROGRAM

        4.1 Development Program for North America. Subject to Section 3.2 above, CG shall conduct, directly or through third parties, the Development Program for North America together with such other activities as the parties agree should be performed by CG under the Development Program, all in accordance with the Development Plan and Budget then in effect. CG agrees to keep the Development Committee informed as to the progress of its activities under the Development Program for Collaboration Products hereunder. JT shall provide reasonable assistance to CG regarding CG's performance of the Development Program hereunder.

        4.2 Development Program for East Asia. Subject to Section 3.2 above, JT shall conduct, directly or through third parties, the Development Program for East Asia, together with such other activities as the parties agree should be performed by JT under the Development Program, all in accordance with the Development Plan and Budget then in effect. JT agrees to keep the Development Committee informed as to the progress of its activities under the Development Program for Collaboration Products hereunder. CG shall provide reasonable assistance to JT regarding JT's performance of the Development Program hereunder.

        4.3 Development Program for Europe and the Rest of the World. To the extent Development Program activities (including clinical trials) in addition to those to be conducted pursuant to Sections 4.1 and 4.2 above are required to obtain Marketing Approvals for Collaboration Products in Europe or the Rest of the World, such activities shall be conducted in accordance with the Development Plan and Budget established in accordance with Article 3 above or as otherwise agreed by the parties.

        4.4 Regulatory Filings. CG shall be responsible, directly or through third parties, for the preparation and filing of all regulatory documents in North America with respect to the Collaboration Products, which shall be filed in the name of CG or its designee. JT shall be responsible for all preparation and filing of all regulatory documents in East Asia with respect to the Collaboration Products, which shall be filed in the name of JT or its designee. With respect to Europe and the Rest of the World, preparation and filing of regulatory documents with respect to Collaboration Products shall be as mutually agreed by the parties.

        4.5 Visiting Personnel. It is understood that in the course of the Development Program there may be occasions where one party's personnel ("Visiting Personnel") may be stationed at the other party's facilities on a temporary basis. Such Visiting Personnel shall agree to be bound by all orders, rules and regulations pertaining to the hosting party's facilities during the entire time at such facilities. Without limiting the foregoing, such Visiting Personnel shall enter into an agreement with

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

the hosting party regarding proprietary information and inventions in a form mutually agreed by the parties hereto.

        4.6 Exclusivity of Efforts.

               4.6.1 JT. JT agrees that neither it, nor any Affiliate that is controlled by JT shall research, develop, sell, market or distribute any vaccine for applications in the Field (as defined in Section 1.24, without regard to any modifications pursuant to Section 6.1.6(b)(ii), 6.5 or 6.6), other than a Collaboration Product. It is understood that this Section 4.6.1 shall not limit JT's ability to research, develop, sell, market or distribute a vaccine for applications outside of the Field (as defined in Section 1.24, without regard to any modifications pursuant to Section 6.1.6(b)(ii), 6.5 or 6.6). Notwithstanding the provisions of this Section 4.6.1, during the term of this Agreement, JT shall have the right, at its own expense, to conduct or have conducted research and development outside of the Development Program relating to the Field; provided that JT shall have no right to commercialize the results of such research or development within the Field (as defined in Section 1.24, without regard to any modifications pursuant to Section 6.1.6(b)(ii), 6.5 or 6.6) except as a Collaboration Product pursuant to this Agreement.

               4.6.2 CG. CG agrees that neither it, nor any Affiliate that is controlled by CG shall research, develop, sell, market or distribute any vaccine for applications in the Field (as may be limited pursuant to Sections 6.1.6(b)(ii), 6.5 and 6.6), other than a Collaboration Product. It is understood that this Section 4.6.2 shall not limit CG's ability to research, develop, sell, market or distribute a vaccine for applications outside of the Field (as may be limited by Sections 6.1.6(b)(ii), 6.5 and 6.6). Notwithstanding the provisions of this Section 4.6.2, during the term of this Agreement, CG shall have the right, at its own expense, to conduct or have conducted research and development outside of the Development Program relating to the Field; provided that CG shall have no right to commercialize the results of such research or development within the Field (as may be limited pursuant to Sections 6.1.6(b)(ii), 6.5 and 6.6) except as a Collaboration Product pursuant to this Agreement.

                                    ARTICLE 5
                           RECORDKEEPING; PUBLICATION

        5.1 Reports and Records.

               5.1.1 Records. CG and JT shall use reasonable efforts to maintain records of the Development Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the Development Program (including all data in the form required under any applicable governmen-

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

tal regulations necessary for obtaining Marketing Approvals). Upon reasonable advance notice, each party shall allow the other to have reasonable access to all records, materials and data generated by or on behalf of such party with respect to each Collaboration Product for applications within the Field at reasonable times and in a reasonable manner.

               5.1.2 Reports. Each party shall at least semiannually provide the Development Committee with a written report in English summarizing the progress of the Development Program performed by such party with respect to each Collaboration Product during the preceding period.

        5.2 Review of Publications. As soon as is practicable prior to the oral public disclosure, and prior to the submission to any outside person for publication of an abstract or manuscript describing the scientific data resulting from the Development Program, in each case to the extent the contents of the oral disclosure, abstract or manuscript have not been previously disclosed pursuant to this Section 5.2 before such proposed disclosure, CG or JT, as the case may be, shall disclose to the other party a copy of the abstract, manuscript, or a written summary of any oral disclosure, to be made or submitted, and shall allow the other party at least thirty (30) days to determine whether such disclosure or manuscript contains subject matter for which patent protection should be sought prior to publication or which either party believes should be modified to avoid disclosure of Confidential Information or regulatory or other issues; provided, however with respect to abstracts the reviewing party shall use good faith efforts to review and respond to the submitting party within ten (10) days of the receiving party's receipt thereof. With respect to publications by investigators or other third parties, such publications shall be subject to review by the reviewing party under this
Section 5.2 only to the extent that CG or JT (as the case may be) has the right to do so. It is understood that each party shall only have the right to publish under this Section 5.2 scientific data which such party (or its third party contractors) generated in performing the Development Program.

               5.2.1 Publication Rights. Subject to the provisions of Articles 7 and 17, after the expiration of thirty (30) days from the date of receipt of such abstract, disclosure or manuscript, unless the authoring party has received the written notice specified below, the authoring party shall be free to submit such abstract or manuscript for publication or to orally disclose or publish the disclosed research results in any manner consistent with academic standards.

               5.2.2 Delay of Publication. Prior to the expiration of the thirty
(30)-day period specified in Section 5.2.1 above, the reviewing party may notify in writing the submitting party of its determination that such oral presentation, abstract or manuscript contains Confidential Information of such other party or objectionable material or material that consists of patentable subject matter for which patent protection should be sought. The submitting party shall withhold its proposed public disclosure and confer with the reviewing party to determine the best course of action to take in order to modify the disclosure (including removing Confidential Information of the reviewing party) or to

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

obtain patent protection. After resolution of the confidentiality, regulatory or other issues, or the filing of a patent application or due consideration as to whether a patent application can reasonably be filed, but in no event more than sixty (60) days after notification of the submitting party as provided above, the submitting party shall be free to submit the abstract or manuscript and/or make its public oral disclosure. If the submitting party declines to file an appropriate patent application, then the reviewing party may undertake to file such application in accordance with Section 14.2 below.

                                    ARTICLE 6
                           DEVELOPMENT PROGRAM FUNDING

        6.1 Funding. Subject to the limitations set forth below, each party shall be responsible for fifty percent (50%) of the total Development Costs incurred by CG and JT in accordance with the Development Plan and Budget, as described more fully below.

               6.1.1 FTEs. An FTE rate determined in accordance with this
Section 6.1.1 shall be used for purposes of determining the Development Costs incurred with respect to Development Personnel. The FTE rate shall be [*] per FTE (as adjusted below). The FTE rate includes all salary, employee benefits, materials and other expenses including support staff and overhead for or associated with an FTE, but does not include travel and lodging expenses incurred by such FTEs in performance of the Development Program (which travel and lodging expenses shall be included in the Development Costs separately under
Section 6.1.2 below). Effective beginning with the calendar year 2000, the FTE rate shall increase no more than once annually by the percentage increase, if any, in the weighted average cost to CG for Development Personnel (calculated in the same manner as the original [*] above, as set forth in Exhibit 6.1.1 hereto) since the Effective Date or the last such increase, whichever is later (the "Cost of Labor Increase"), upon thirty (30) days prior written notice to JT and such increase shall be effective for the then-current and all subsequent Development Plans and Budgets hereunder until further modified under this
Section 6.1.1; provided, however, concurrently with the aforementioned notice, CG shall provide to JT documentation and calculations supporting the Cost of Labor Increase and the Cost of Labor Increase shall be subject to JT's approval, which approval shall not be unreasonably withheld or delayed if the provided documentation and calculations support such Cost of Labor Increase.

               6.1.2 Non-FTE Costs. It is understood that the Development Costs will include reasonable costs for items other than FTEs, including without limitation amounts paid to consultants, third party clinical trial sites or the like. In addition, Development Costs may include costs for equipment and facilities acquired for purposes of the Development Program or production of Collaboration Products; provided that if such equipment or facilities are used both (i) in the course of

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

the Development Program or otherwise in connection with the Collaboration Products and (ii) for other projects or programs of the acquiring party, then the costs of such equipment or facilities shall be allocated between the Development Program and such other projects or programs in accordance with GAAP. It is understood that the party acquiring any capital equipment or facilities in connection with the Development Program, whether or not separately identified in the Development Plan and Budget, will be the owner of such capital equipment and facilities.

               6.1.3 Payment. So that the parties will share equally the Development Costs incurred in accordance with the Development Plan and Budget, balancing payments shall be made as follows: On or before the first day of each calendar quarter, the party who will incur the smaller amount of Development Costs during such quarter (as reflected in the then-current Development Plan and Budget) (for purposes of this Section 6.1.3, the "Reimbursing Party") shall pay to the other party (the "Receiving Party") an amount equal to (i) fifty percent (50%) of the Development Costs budgeted to be incurred by the Receiving Party during such quarter, less (ii) fifty percent (50%) of the Development Costs to be incurred by the Reimbursing Party during such quarter, all in accordance with the Development Plan and Budget then in effect. Unless otherwise specified in the applicable Development Plan and Budget, amounts budgeted for the full year will be deemed budgeted in equal amounts for each calendar quarter during such year. Within sixty (60) days following the end of each calendar year during the term of this Agreement, each party shall provide to the other a summary of the Development Costs actually incurred by such party during each calendar quarter during such year, in a form mutually agreed by the parties (such form to be agreed and established by the parties on or before February 28, 1999), including a reasonably detailed accounting supporting the indirect costs included in the Development Costs. With respect to the period from October 1, 1998 through December 31, 1999 and for each calendar year thereafter the following shall apply: if the Development Costs incurred by a party in such period are less than the amounts budgeted for such party for such period under the Development Plan and Budget, [*]

               6.1.4 Funding Effective Date. In addition to other amounts due within five (5) business days of the Effective Date, JT shall pay to CG within five (5) business days of the Effective Date the sum of Two Million Seven Hundred Thousand Dollars (US $2,700,000) as reimbursement for JT's share of Development Costs incurred from October 1, 1998 to the Effective Date and as payment for JT's share of Development Costs estimated to be incurred during the period from the Effective Date through the end of the calendar quarter in which the Effective Date occurs, subject to Section 6.1.3 above.

               6.1.5 Excess Costs. To the extent the Development Costs incurred by a party exceed by more than [*] the Development Costs budgeted for such party for a calendar year in the Development Plan and Budget then in effect, the other party shall not be responsible to reimburse any portion of such excess Development Costs unless the other party approves such excess

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Development Costs, which approval shall not be unreasonably withheld to the extent the incurrence of such excess costs was not within the reasonable control of the party incurring such costs; likewise, unless otherwise mutually agreed by the parties, neither party shall be obligated to incur Development Costs in excess of the amounts set forth for such party in the then-current Development Plan and Budget.

               6.1.6 Committed Funding Requirements.

                      (a) Through 2001. Except as mutually agreed, the parties agree that the Development Plan and Budget for each calendar year through the end of 2001 shall provide for a budget for such year that is not less than (i) the amount proposed for such year in the Development Plan and Budget presented to the Development Committee in accordance with Section 3.3 above, or (ii) the amounts set forth below for such year, whichever of (i) or (ii) is less. It is understood that the committed amounts set forth below for a calendar year are only for Development Costs to be incurred with respect to the Development Program for North America, and that such committed amounts vary based upon the number of Targets for which Phase I or later clinical trials will be conducted hereunder during such year:


                                             COMMITTED FUNDING AMOUNT
         CALENDAR YEAR                            IF [*] TARGETS
                                             IN CLINICAL DEVELOPMENT:
         -------------                       ------------------------
              1999                                      [*]
              2000                                      [*]
              2001                                      [*]


                      (b) Option to Renew. JT shall have the right to extend the Full Funding Term for successive one (1)-year periods (each such one (1)-year period being referred to as, an "Extension Period"), by so notifying CG in writing at least six (6) months prior to the expiration of the then-current Full Funding Term, as extended pursuant to this Section 6.1.6(b) (an "Extension Notice").

                           (i) Renewal. JT may exercise its rights to so extend
the Full Funding Term by so stating in the Extension Notice, with respect to the next succeeding Extension Period. In such event the Development Program shall continue at the full funding level for such Extension Period, and the parties shall negotiate committed dollar levels for the Development Program during such Extension Period, provided that unless the parties otherwise agree such committed funding amounts shall not be less than [*] per calendar year.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                           (ii) Nonrenewal. In the event that JT does not so
extend the Full Funding Term, or if the Full Funding Term is terminated under
Section 6.1.6(b)(iii) below, then the following shall apply:

                                (A) From and after the end of the Full Funding
Term, unless otherwise agreed in writing by the parties at such time, (y) the "Field" shall be limited to those Targets for which a Phase I study has been Initiated under the Development Program during the Full Funding Term and that are actively being developed under the Development Program at the end of the Full Funding Term (the "Included Targets"), and so much of Section 1.24 as reads [*] (as such quoted text may have been modified under Section 6.5 or 6.6 below) shall thereafter be deemed amended to read "malignant tumors, to the extent the same constitute Included Targets," subject to Section 6.6, and as further modified by Section 6.5 or 6.6 below; and (z) "Collaboration Products" shall be limited for all purposes of this Agreement to those Collaboration Products for which such a Phase I study has been so Initiated for an Included Target and that were actively being developed under the Development Program at the end of the Full Funding Term or for which a Marketing Approval had been obtained in a Major Market Country during the Full Funding Term;

                                (B) CG and JT shall continue to establish
Development Plans and Budgets for the Included Targets in accordance with
Section 3.1 at funding levels sufficient for the parties to continue to actively conduct the Development Program for such Collaboration Products to such Included Targets (subject to Article 19 below);

                                (C) JT's rights to further extend the Full
Funding Term under this Section 6.1.6(b) shall terminate. In addition, for the avoidance of doubt, it is understood that once the Field has been limited pursuant to (A) above, it shall not thereafter be expanded except by mutual written agreement of the parties, and Section 4.6 shall not be deemed to restrict CG (itself or together with or through one or more third parties) from researching, developing, selling, marketing, or distributing products within the Field defined in Section 1.24, other than the Collaboration Products (as the definition of Collaboration Products is modified under clause (A)(z) above); and

                                (D) Any products that cease to be Collaboration
Products by reason of clause (A)(z) above, shall be deemed to have been terminated by JT pursuant to Section 19.3.2 below (including for purposes of Section 19.4.2).

                           (iii) In the event JT terminates a Collaboration
Product pursuant to Section 19.3.2 below, and after giving effect to such termination there are then in Phase I or later clinical trials fewer than two
(2) Collaboration Products, then the Full Funding Term shall be deemed to have terminated.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                      (c) General. If at any time the parties fail to establish a Development Plan and Budget for a particular year, the committed funding amounts specified in this Section 6.1.6 shall be deemed allocated between the parties, including for purposes of Section 6.1.3 above, based on the percentage of the total budget allocated to the activities to be performed by such party in the last Development Plan and Budget approved by the Development Committee, which amounts shall be spent on activities within the Field. Notwithstanding the foregoing, it is understood and agreed that a Development Plan and Budget established pursuant to Section 20.3.1 below would not necessarily be based on such allocation. Beginning with the year 2000, the dollar amounts reflected in this Section 6.1.6 shall be increased by the Cost of Labor Increase.

                      (d) Development Outside of North America. In addition to the amounts set forth in Section 6.1.6(a) above, the Development Plan and Budget may include amounts for development activities outside of North America as the Development Committee may approve in accordance with Article 2 above.

                      (e) Renal Trial. In addition to the other amounts set forth in this Section 6.1.6 each of CG and JT shall each be responsible for fifty percent (50%) of the Development Costs incurred by CG and JT for the Existing Renal Trial in accordance with the protocol therefor (as may be modified by the Development Committee).

        6.2 Additional Payments for Existing Data; Cost Reimbursement. JT agrees to pay to CG the amounts set forth in this Section 6.2 below. For avoidance of doubt, it is understood and agreed that the amounts paid to CG under this
Section 6.2 shall not be included in the Development Costs incurred by JT hereunder. The parties hereto acknowledge that the Development Program hereunder involves a high degree of risk and uncertainty; accordingly, both parties hereto expressly disclaim any implied warranty as to the results of the Development Program.

               6.2.1 Purchase of Existing Data. The parties acknowledge that, CG has previously delivered and transferred, and shall deliver and transfer, to JT copies of all Existing Data which CG has the right to so transfer. The party's further acknowledge and agree that the Existing Data has significant value to the parties hereunder and that JT shall have the right to use such copies and the Existing Data contained therein subject to the terms and conditions of this Agreement, including without limitation Articles 7, 17 and 19.4.4. In consideration of the purchase of such copies and JT's right to use the same, JT agrees to pay to CG the amounts set forth in this Section 6.2.1 below:

                      (a) Effective Date. Within five (5) business days of the Effective Date, JT shall pay to CG the initial non-refundable, non-creditable amount of Ten Million Dollars (US $10,000,000); and

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

(b) First Anniversary. Upon the first anniversary of the Effective Date, JT shall pay to CG the additional non-refundable, non-creditable amount of Two Million Five Hundred Thousand Dollars (US $2,500,000).

               6.2.2 Reimbursement Payments. As reimbursement for CG's expenditures (or, in case where an applicable payment set forth below exceeds the then concurrent unreimbursed expenditures of CG, the exceeding amount thereof as advance payment for CG's future expenditures) with respect to clinical development of Collaboration Products hereunder and subject to Section 6.2.3, JT agrees to make the following non-refundable, non-creditable payments to CG upon the first occurrence after the Effective Date of each event specified below (each, an "Event"):


                     EVENT                                  AMOUNT
                     -----                                  ------
                      [*]                                    [*]


               6.2.3 Other.

                      (a) It is understood and agreed that the payment corresponding to Events 1 through 6 above shall be due and payable for each Collaboration Product for which such Event occurs; provided, however, (i) the payment for Event 1 shall not be due with respect to the Collaboration Products that are the subject of the Current Clinical Trials and (ii) payment for Events 1 through 6 shall not be due with respect to the further clinical development of metastatic renal cell carcinomas (it being understood that payments pertaining to the clinical development of metastatic renal cell carcinomas shall be as negotiated under Section 6.5 below).

                      (b) Subject to Section 6.2.3(a) above, with respect to Events 1 through 6, if at the occurrence of an Event with respect to a particular Collaboration Product the payment corresponding to the occurrence of any preceding Event (i.e., "previous" as contemplated by the Event number specified above) for such Collaboration Product has not been made, then such corresponding payment(s) shall then be due.

                      (c) Subject to Section 19.4.3, the payments set forth in
Section 6.2.2 hereof shall each be due and payable as follows: (i) for Events accomplished by CG, such payment shall be due within forty-five (45) days after written notice thereof to JT, subject to JT's verification during such forty-five (45)-day period that the Event occurred; and (ii) for Events accomplished by JT, such payment shall be due within thirty (30) days after occurrence of the corresponding Event. CG and JT agree to promptly notify the other in writing of its achievement of any Event under Section 6.2.2.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        6.3 [*] In consideration of the rights and licenses granted to JT hereunder and JT's sharing in proceeds from the exploitation of Collaboration Products throughout the world as set forth in Section 9.1 below and upon the occurrence of the [*] JT shall pay CG the non-refundable, non-creditable amount of [*]

               6.3.1 Change in Circumstances. Notwithstanding the provisions of
Section 6.3 above, if as a result of a change in circumstances arising after the Effective Date (e.g., a change in [*]

               6.3.2 Other. Subject to Section 19.4.3, the payments set forth in this Section 6.3 shall each be due and payable within forty-five (45) days after written notice thereof to JT, subject to JT's verification during such forty-five (45)-day period that [*] has occurred. Together with such notice, CG shall provide JT a copy of each agreement between CG and an [*] if such copy has not previously provided to JT. Notwithstanding the provisions of Section 6.3 above, the conditions under Section 6.3(iii) shall be deemed to be met at such time as the parties hereto authorize one or more third parties to sell or otherwise distribute a Collaboration Product in all countries of the European Union pursuant to Section 8.4 below.

        6.4 Credit Facility. Subject to the terms and conditions of the Credit Facility Agreement attached hereto as Exhibit 6.4 (the "Credit Agreement"), JT agrees to advance to CG from time to time, such sums as CG may request (the "Advances") but which shall not exceed, in aggregate principal amount at any time outstanding, the Commitment. It is understood and agreed that a request for an Advance with respect to a particular Collaboration Product may be made only after the Development Committee's decision to undertake the first Phase III clinical trial for such Collaboration Product hereunder. Together with CG's first request for an Advance hereunder, CG shall execute and deliver to JT the Credit Agreement, together with such other documents as required thereby, and JT shall promptly execute and deliver a fully-executed Credit Agreement to CG. For purposes of this Section 6.4, capitalized terms not otherwise defined in this Agreement shall have the respective meanings set forth in the Credit Agreement.

        6.5 Metastatic Renal Cell Carcinoma. [*]

        6.6 [*] CG agrees to promptly provide to JT after the Effective Date the [*] Data. At any time prior to sixty (60) days after JT receives the [*] Data (the "[*] Decision Period"), JT shall have the right to retain either (but not both) non-small cell lung tumors or [*] in the Field by written notice to CG referencing this Section 6.6 and electing either "non-small lung tumors" or [*] as the tumor type which JT desires to retain in the Field.

               6.6.1 Retention of [*]. If JT notifies CG prior to expiration of the [*] Decision Period that it elects to retain [*] in the Field in accordance with this Section 6.6 above, the following

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

shall apply: (i) so much of Section 1.24 as reads [*] prostate tumors" shall thereafter be deemed amended to read "malignant prostate tumors;" (ii) the Development Committee shall promptly adopt a revised Development Plan and Budget for the remainder of calendar year 1999 in accordance with Article 3 and Section
6.1.6 above including a Collaboration Product for melanomas and excluding development relating to non-small cell lung tumors; and (iii) notwithstanding anything herein to the contrary, JT shall assign (and in such case, hereby assigns) to CG its ownership interest in and to data and reports generated in the course of the Current Collaboration Trial described in clause (i) of Section
1.10. For avoidance of doubt, in such event JT shall not be entitled to a credit for any amounts incurred by either party with respect to non-small cell lung tumors in accordance with the Development Plan and Budget then in effect.

               6.6.2 Retention of Non-Small Cell Lung Tumors. If JT notifies CG prior to expiration of the [*] Decision Period that it desires to retain non-small cell lung tumors in the Field in accordance with this Section 6.6 or fails to so notify CG during the [*] Decision Period, the following shall apply:
(i) so much of Section 1.24 as reads "[and/or] [*] shall thereafter be deemed to be deleted; and (ii) notwithstanding anything herein to the contrary, JT shall assign (and in such case, hereby assigns) to CG its ownership interest in and to the [*] Data. For avoidance of doubt, in such case the Development Plan and Budget then in effect shall continue in effect, subject to the other terms and conditions herein. In the event JT provides to CG during the [*] Decision Period neither the written notice described in this Section 6.6.2 nor Section 6.6.1 above, JT shall be deemed to have elected to retain non-small cell lung tumors as described in this Section 6.6.2.

               6.6.3 Development Costs. Notwithstanding anything herein to the contrary, beginning 1 January 1999 through the expiration of the [*] Decision Period, JT's share of Development Costs incurred by CG with respect to the development of non-small cell lung tumors hereunder shall not exceed [*] per month, and CG shall not be required to incur Development Costs with respect to the development of non-small cell lung tumors in excess of [*] per month during such period, in each case unless otherwise mutually agreed by the parties.

                                    ARTICLE 7
                      USE OF PRECLINICAL AND CLINICAL DATA

        7.1 Exchange. Subject to the provisions of this Article 7 and Article 17 below, JT and CG shall each have access to and the right to use for any purpose, any Existing Data and any preclinical and/or clinical data with respect to applications within the Field of Collaboration Products developed by CG or JT in the course of the Development Program; provided that JT agrees not to disclose to third parties any such Existing Data or other data for purposes outside the Field. CG and JT will provide to the other reasonable access to all regulatory filings made relating to clinical trials

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

and Marketing Approvals by CG or JT or on their behalf in any country with respect to each such application within the Field of a Collaboration Product, together with the underlying preclinical and clinical data, analysis, reports and correspondence, including Existing Data (collectively with such filings, "Data"), at reasonable times and on reasonable notice, to the extent each has the right to do so.

        7.2 Disclosure. CG and JT may provide copies or summaries of such Data to third parties as is reasonably necessary or useful for commercialization of Collaboration Products in accordance with this Agreement, or in the case of CG of products outside the Field, including without limitation for use by third parties and for cross-referencing regulatory filings. It is understood that the foregoing shall include the right to disclose Data to third parties with whom JT or CG are discussing entering into agreements for such permitted purposes, subject to reasonable conditions of confidentiality.

        7.3 Regulatory Requirements. Notwithstanding the provisions of Section
7.2 above, in all agreements with third parties or Affiliates involving the development of preclinical and clinical data for a Collaboration Product, JT and CG shall require that such third parties and Affiliates provide JT or CG (respectively) access to all such data, to the extent that such data is required to be obtained from such third parties by the Japanese Ministry of Health and Welfare, the FDA, the Commission of Proprietary Medicines of the European Community, the European Medicines Evaluation Agency or other regulatory agency, in each case with respect to MAAs or Marketing Approvals.

        7.4 Development Committee Review. All protocols for clinical trials to be conducted, and all product registration plans, for Collaboration Products for applications within the Field in the Territory to the extent the same are within the Development Program shall be submitted to the Development Committee for review and comment by the Development Committee prior to filing of such protocols and registrations, respectively, with any health regulatory agency; and subject to Article 2 above, protocols for such trials shall be subject to approval of the Development Committee.

        7.5 Ownership. [*]

                                    ARTICLE 8
                                MARKETING RIGHTS

        8.1 General. Subject to Article 19 below, it is understood and agreed that JT and CG shall jointly own the worldwide marketing rights to the Collaboration Products and that any such rights shall be exploited solely as set forth in and in accordance with this Article 8 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        8.2 JT. JT shall have the exclusive right, including the right to authorize others, to market, sell and distribute the Collaboration Products for use in East Asia within the Field.

        8.3 CG. CG shall have the exclusive right, including the right to authorize others, to market, sell and distribute the Collaboration Products for use in North America within the Field.

        8.4 Europe and Rest of the World. The parties shall negotiate in good faith the development, marketing, distribution and/or licensing of Collaboration Products for use in Europe and the Rest of the World. The Collaboration Products shall only be developed, marketed, sold and distributed in Europe and the Rest of the World on such terms and conditions as are mutually agreed by JT and CG. It is understood that the parties intend to share equally the net economic benefits arising therefrom. Except as otherwise agreed, CG and JT will be co-parties to any arrangement with third parties entered into pursuant to this
Section 8.4.

        8.5 Marketing Distributor. JT and CG may exercise their respective rights under Sections 8.2 and 8.3 above through one or more Marketing Distributors; provided that neither JT nor CG may authorize any such Marketing Distributor to market or distribute Collaboration Products through further (i.e., indirect) Marketing Distributors.

        8.6 Covenants. It is understood that, with respect to any particular Collaboration Product, whether or not the manufacture, use and sale of such Collaboration Product by CG and/or JT in any country [*] neither CG nor JT shall market, sell or distribute a Collaboration Product anywhere in the world except in accordance with this Agreement, including this Article 8.

        8.7 Commercialization Committee.

               8.7.1 General. At such time as the parties agree, JT and CG shall assemble a team of appropriate personnel from both JT and CG to oversee, review and coordinate the marketing and promotion of Collaboration Products in the Territory for applications within the Field (hereinafter referred to as the "Commercialization Committee"). From time to time, the Commercialization Committee may establish subcommittees or project teams to oversee particular projects or activities, and such subcommittees or project teams will be constituted as the Commercialization Committee agrees.

               8.7.2 Membership. The Commercialization Committee shall be comprised of an equal number of representatives from each of JT and CG, selected by such party. The exact number of such representatives shall be three (3) for each of JT and CG, or such other number as the parties may agree. Each party shall at all times have at least one (1) representative on the Commercialization Committee at the Vice President level or above. Subject to the foregoing

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

provisions of this Section 8.7, CG and JT may replace its respective Commercialization Committee representatives at any time, with prior written notice to the other party.

               8.7.3 Commercialization Committee Meetings. After its formation in accordance with Section 8.7.1 above, the Commercialization Committee shall meet quarterly, or as otherwise agreed by the parties, at such locations as the parties agree. At its meetings, the Commercialization Committee will (i) formulate and review the objectives of the Marketing Plans, (ii) monitor the progress of the parties toward those objectives, (iii) review the Marketing Plans, pursuant to Section 8.8 below, (iv) coordinate worldwide marketing strategies with respect to Collaboration Products and (v) undertake and/or approve such other matters as are provided for the Commercialization Committee under this Agreement. With the consent of the parties, other representatives of CG or JT may attend Commercialization Committee or subcommittee meetings as non-voting observers. The Commercialization Committee may also convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate. Each party shall bear its own personnel, travel and lodging expenses relating to Commercialization Committee meetings, which costs and expenses shall not be included in the Development Costs.

               8.7.4 Decisions. Decisions of the Commercialization Committee shall be made by unanimous agreement of the members present in person or by other means (e.g., teleconference) at any meeting; provided that at least two
(2) representatives of each party are present at such meeting. In the event that the Commercialization Committee is unable to reach unanimous agreement on an issue, the issue shall be referred for resolution through good faith negotiations between the Chief Executive Officer of CG and the head of JT's pharmaceutical business. If such officers are unable to resolve any such issues, the head of JT's pharmaceutical business shall have the right to decide such issue as it pertains to East Asia, and CG's Chief Executive Officer shall have the right to decide such issue as it relates to North America; otherwise upon request by either party such issue shall be resolved in accordance with Section
20.3 below.

        8.8 Marketing Plans. JT shall prepare detailed marketing plans for East Asia and for each Major Market Country therein, such plans shall include plans related to the prelaunch, launch, promotion and sale of Collaboration Products (the "JT Marketing Plans") and submit the JT Marketing Plans at least semiannually to the Commercialization Committee. Likewise, CG shall prepare detailed marketing plans for North America and for each Major Market Country therein, such plans shall include plans related to the prelaunch, launch, promotion and sale of Collaboration Products (the "CG Marketing Plans") and submit the CG Marketing Plans at least semiannually to the Commercialization Committee. Subject to the provisions of this Agreement, and subject to compliance with its Marketing Plans, each of JT and CG shall have full control and authority of the day-to-day commercialization of Collaboration Products in East Asia and North America,

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

respectively, for applications within the Field and implementation of the corresponding Marketing Plans, at its expense. Each of JT and CG shall implement its respective Marketing Plans, and the Commercialization Committee will review the progress of such party's marketing efforts under such Marketing Plans.

        8.9 Marketing Distributor. It is understood and agreed that Sections 7.4, 8.7 and 8.8 shall not apply to activities undertaken by a permitted Marketing Distributor of JT or CG. In addition, the provisions of Section 19.3.4 shall not apply to the activities undertaken by a permitted Marketing Distributor of JT or CG (the "Licensing Party"), provided that such Marketing Distributor had annual revenues of at least [*] in its last full fiscal year prior to the date the Licensing Party entered into the Marketing Agreement with such Marketing Distributor, and the Marketing Distributor agrees in writing to indemnify the other party hereto and its Affiliates and each of the directors, officers, and employees of the other party and such Affiliates and the successors and assigns of any of the foregoing (for purposes of this Section 8.9 each, an "Indemnified Party"), and hold each Indemnified Party harmless from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) incurred by any Indemnified Party as a result of any claim, action, suit, or other proceeding brought by third parties against an Indemnified Party based on a claim of patent infringement arising from or occurring as a result of the manufacture, use or sale of the particular Collaboration Product in the Marketing Distributor's territory; provided that the Indemnified Party (i) shall promptly notify the Marketing Distributor in writing of any claim, action, suit, or other proceeding brought by third parties in respect of which the Indemnified Party or any of its Affiliates, or their directors, officers, employees, successors or assigns intend to claim such indemnification hereunder, (ii) provides the Marketing Distributor with sole control over the defense and/or settlement of such claim, action, suit, or other proceeding, and (iii) provides the Marketing Distributor, at its request, reasonable assistance and information regarding such claim, action, suit, or other proceeding. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in such defense or settlement with counsel of its own choosing at its expense. The failure to deliver written notice to the Marketing Distributor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Marketing Distributor of any liability to the Indemnified Party under this Section 8.9 but the omission so to deliver written notice to the Marketing Distributor shall not relieve the Marketing Distributor of any liability that it may have to any Indemnified Party otherwise than under this Section 8.9. Without limiting the foregoing, the Marketing Distributor shall keep the Indemnified Party fully informed of the progress of any claim, action, suit, or other proceeding under this Section 8.9.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                    ARTICLE 9
                                PRODUCT PAYMENTS

        9.1 General. The parties shall make payments relating to the exploitation of the Collaboration Products in East Asia and North America, to the extent set forth in this Article 9 below. It is understood that proceeds from the exploitation of Collaboration Products in Europe and the Rest of World, shall be shared and/or allocated as mutually agreed under Section 8.4 above.

        9.2 Royalty.

               9.2.1 Base Royalty. Subject to the provisions of this Section 9.2 below, to the extent that JT or CG (for purposes of this Section 9.2, the "Commercializing Party") markets or promotes a Collaboration Product itself (directly or through an Affiliate), the Commercializing Party shall pay the other party a running royalty equal to [*] of Net Sales of such Collaboration Product by the Commercializing Party and its Affiliates (as such percentage may be adjusted pursuant to this Section 9.2.1). The parties agree to undertake on or promptly following the establishment of the Commercialization Committee in accordance with Section 8.7.1, and thereafter at the request of either party (which requests may not be made more often than quarterly), good faith discussions to adjust such percentage, to the extent appropriate, if either party can demonstrate to the other party hereto economic factors or considerations which would reasonably justify such an adjustment.

               9.2.2 Operating Expenses. Without limiting the foregoing provisions of this Section 9.2, upon the request of the Commercializing Party the other party (for purposes of this Section 9.2.2, the "Reimbursing Party") shall share the Excess Operating Expenses incurred by the Commercializing Party or its Affiliate with respect to the pre-launch, launch, marketing and promotion or other commercialization activities related to such Collaboration Product as follows: The Reimbursing Party shall pay to the Commercializing Party, quarterly in advance, [*] of such Excess Operating Expenses to be incurred by the Commercializing Party, based on good faith estimates of such quarterly Excess Operating Expenses; provided, however, unless otherwise agreed in writing, neither party shall be obligated to reimburse the other party more than a cumulative aggregate of [*] pursuant to this Section 9.2.2. Notwithstanding the foregoing, it is understood and agreed that actual Excess Operating Expenses shall be reported for the full calendar quarter under Section 10.1 below, and the actual amounts shall be reconciled against such quarterly estimates and an adjustment made at the time of such quarterly accounting. For purposes of this
Section 9.2, the amount so reimbursed by the Reimbursing Party for Excess Operating Expenses shall be herein referred to as "Operating Advances." Operating Advances shall be due hereunder the later of (i) forty-five (45) days after a proper invoice therefor submitted in accordance with this Section 9.2.2 or (ii) first day of the applicable quarter. Together with each invoice for Operating Advances under this Section 9.2.2, the Commercializing Party shall provide the Reimbursing Party a calculation of the

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Commercializing Party's estimated Excess Operating Expenses and reasonable supporting documentation therefor. Exhibit 9.2.2 sets forth, for purposes of example only, an example of the operation of this Section 9.2.2.

               9.2.3 Annual Limit; Reconciliation. Notwithstanding the foregoing provisions of this Section 9.2, in no event shall the royalty paid by the Commercializing Party under this Section 9.2 with respect to Net Sales of a Collaboration Product in a calendar quarter exceed fifty percent (50%) of Operating Revenues for such quarter; provided that, if this Section 9.2.3 reduces the amount of royalty paid with respect to a Collaboration Product in any quarter of a calendar year, but the royalty calculated under Section 9.2.1 above for such Collaboration Product for the full calendar year is less than the fifty percent (50%) of actual Operating Revenues for such Collaboration Product for such year, then the Commercializing Party shall refund the amount of such reduction with the royalty payment due under Section 10.1 below for the fourth quarter of such year.

        9.3 Net Third Party Revenues.

               9.3.1 General. To the extent that JT or CG commercializes a Collaboration Product in its respective territory through a Marketing Distributor, it shall pay to the other fifty percent (50%) of any Net Third Party Revenues from such Collaboration Product.

               9.3.2 Equity Co-Sale Right. In the event CG proposes to issue and sell to a Marketing Distributor equity securities of CG in connection with a grant of Marketing Rights hereunder, CG shall (i) notify JT in writing of the estimated type and number of equity securities to be transferred and the terms and conditions for such issuance and sale at least thirty (30) days prior to such sale and (ii) further notify JT in writing (the "Transaction Notice") at least fifteen (15) days prior to such sale of the actual type and number of equity securities to be transferred and the terms and conditions for such issuance and sale. In such event, JT shall have the right to sell to the Marketing Distributor up to one-half (1/2) of the total number of equity securities to be sold by CG on the same terms and conditions as CG; provided that JT irrevocably so notifies CG within fifteen (15) days of receiving the Transaction Notice. If JT notifies CG that it does not desire to sell such equity securities to the Marketing Distributor or if JT fails to notify CG within the fifteen (15)-day period, then JT shall be deemed to waive its right to participate in such transaction and CG shall be free to sell all of such equity securities to the Marketing Distributor. For avoidance of doubt, nothing in this Section 9.3.2 shall be deemed to limit either party's obligation to share any [*] realized from such sale of equity securities to a Marketing Distributor pursuant to Section 9.3.1 above, provided that JT shall not so share in [*] received by CG with respect to that number of shares sold by CG to the Marketing Distributor equal to the number of shares sold by JT to such Marketing Distributor pursuant to this Section 9.3.2. Further, it is understood this
Section 9.3.2 shall only apply to the extent that JT then owns the same CG equity security to be sold to the Marketing Distributor by CG.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        9.4 Mechanism. At such time as both JT and CG (itself or an Affiliate) have Net Sales and/or Net Third Party Revenues, the parties shall negotiate appropriate mechanisms for netting amounts and providing for a single balancing payment.

        9.5 Cell Processing Services/Kits. It is understood that, subject to
Section 12.1 below, JT or CG (directly or through an Affiliate) may or may not perform Cell Processing Services in connection with the commercialization of Collaboration Products hereunder. If not, it is contemplated that the Collaboration Products may be commercialized in a kit or other format which would include vectors for transducing the applicable tumor cells and other reagents and materials, as appropriate, to allow the health care providers to provide such services themselves or through a third party contractor. If JT or CG or their respective Marketing Distributor perform the Cell Processing Services, the same shall be deemed part of the Collaboration Product; otherwise, the Collaboration Product will be such kit or other format.

        9.6 Combinations.

               9.6.1 Combination Products. In the event that a Collaboration Product is sold in combination with other products, components or services (other than another Collaboration Product or Cell Processing Services) for which no amounts would be payable to the other party hereto if sold separately, amounts invoiced for such combination sales for purposes of calculating Net Sales of the Collaboration Product in such combination shall be reasonably allocated between such Net Sales for Collaboration Product and amounts in consideration for such other products, components or services by the party under whose authority such sale was made.

               9.6.2 Combination Sublicenses. Notwithstanding anything herein to the contrary, in the event that CG or JT grants to a Marketing Distributor Marketing Rights with respect to Collaboration Products hereunder in combination with a grant of rights or licenses outside the Field to such Marketing Distributor, amounts received from such Marketing Distributor for purposes of calculating Net Third Party Revenues from such Marketing Rights shall be reasonably allocated between Net Third Party Revenues for the Marketing Rights and amounts in consideration for such other rights by the party granting such other rights.

        9.7 Transfer Pricing. In addition to amounts payable to CG under Sections 9.2 and 9.3 above, with respect to transfer of Collaboration Products for use in East Asia, CG shall receive the Production Cost for Collaboration Products supplied by CG.

        9.8 Third Party Payments.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               9.8.1 Generally. Each Party (for purposes of this Section 9.8, the "Reimbursing Party") shall promptly reimburse the other party hereto for fifty percent (50%) of any amounts payable by such other party to third parties pursuant to a Third Party Agreement (including agreements entered into as set forth below), including any royalties, license fees, or milestone payments due to such third parties, which in each case become due as a result of the development, marketing, sale or distribution of Collaboration Products hereunder by or under authority of the Reimbursing Party in accordance with this Agreement. The foregoing shall only apply to the extent such amounts are not included within the definition of Development Costs hereunder.

               9.8.2 Future Agreements. It is understood and agreed JT and CG may mutually agree to utilize in connection with a Collaboration Product intellectual property that is controlled by a third party, in addition to or in lieu of subject matter covered by Third Party Agreements existing as of the Effective Date. CG shall have the right to take the lead in obtaining such rights to such intellectual property; provided that to the extent CG is unable to acquire such rights, JT may acquire such rights directly from such third party. In the event that CG or JT (the "Acquiring Party") proposes to apply to a Collaboration Product intellectual property otherwise so acquired by the Acquiring Party, the Acquiring Party shall disclose the same to the Development Committee, including any royalty or other payment obligations that would apply to the Collaboration Products as a result of the development or commercialization of such Collaboration Products hereunder. The Development Committee shall determine, within thirty (30) days whether or not the Development Committee agrees that the intellectual property so acquired should be applied to the Collaboration Products, and if the Development Committee so determines, the agreement under which the Acquiring Party acquires such intellectual property shall be a "Third Party Agreement" for purposes of this Agreement. In the event that the Development Committee is unable to reach unanimous agreement with respect to whether such intellectual property should be applied to the Collaboration Products hereunder, it is understood that the issue shall be resolved in accordance with Sections 2.4 above and 20.3.1 below. To the extent the agreement is not so included within the Third Party Agreements hereunder, the subject matter of such agreement shall not be within the definition of CG Technology or JT Technology hereunder, and the other party shall have no license with respect to such intellectual property.

               9.8.3 Payment; Reports. If a party is obligated to pay amounts to a third party pursuant to a Third Party Agreement subject to reimbursement pursuant to Section 9.8.1 above, such party shall notify the Reimbursing Party reasonably in advance, and the Reimbursing Party shall reimburse its share of such payments by the earlier of (i) ten (10) days before such amounts are payable to such third party or (ii) thirty (30) days after receipt of notice therefor. In addition, to the extent that a party is obligated to provide reports to a third party pursuant to a Third Party Agreement as a result of or reporting on the status of activities of the other party hereunder, the other party

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

hereto shall reasonably assist the reporting party by providing information in its possession or control and in sufficient detail to complete and submit such reports as required.

               9.8.4 Notice of Potential Claims. CG and JT shall each notify the other in the event that a third party asserts that the development, manufacture, sale or use of a Collaboration Product being developed or contemplated to be developed hereunder is covered by patent rights controlled by such third party.

                                   ARTICLE 10
                           PAYMENTS; BOOKS AND RECORDS

        10.1 Quarterly Reports. Following the first receipt by a party or its Affiliate of Net Third Party Revenues, First Commercial Sale of a Collaboration Product by a party or its Affiliate, or accrual of Excess Operating Expenses by a party or its Affiliate hereunder, such party shall make quarterly reports to the other party within [*] days after the end of each calendar quarter, which reports shall include, in reasonable detail, a calculation of any Net Third Party Revenues received, Excess Operating Expenses incurred, and Net Sales in such quarter. The format of such report shall be mutually agreed by the parties hereto. Concurrently with making such report, such party shall remit payment to the other party fifty percent (50%) of any Net Third Party Revenues received and any royalty due under Section 9.2. If the reporting party or its Affiliate has incurred Excess Operating Expenses for the quarter, such report shall include a reconciliation of any quarterly estimated Excess Operating Expenses made in accordance with Section 9.2.2 above, and either an invoice to the other party for fifty percent (50%) of any Excess Operating Expenses incurred by the reporting party during such quarter (less any estimated amounts previously reimbursed by the other party in accordance with Section 9.2.2 for the same period), which invoice shall be paid by the other party within [*] days of receipt, or shall remit to the other party any excess of the estimated amounts paid by such other party for such quarter under Section 9.2.2 above over such other party's share of the actual Excess Operating Expenses incurred by the reporting party in such quarter.

        10.2 Payment Method.

               10.2.1 General. All payments under this Agreement shall be made by bank wire transfer in immediately available funds to an account designated by the payee. All such payments made by or on behalf of JT hereunder shall be made by a Japanese entity, and likewise, all such payments made by or on behalf of CG hereunder shall be made by a U.S. entity. All dollar amounts specified in this Agreement, and all payments made hereunder, are and shall be made in U.S. dollars. Any payments due under this Agreement which are not paid by the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the U.S. prime rate per annum quoted in the "Money Rates" column of The Wall Street Journal (U.S., Western Edition) on

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

the first business day after such payment is due, plus an additional [*] calculated on the number of days such payment is delinquent. This Section 10.2.1 shall in no way limit any other remedies available to either party.

               10.2.2 GAAP. In calculating amounts hereunder, CG shall use United States Generally Accepted Accounting Principles and cost accounting principles generally accepted in the United States and JT shall use the Japanese equivalents thereof; provided, however, if the parties' use of different accounting principles causes material variation in the accounting of amounts hereunder the parties shall agree on a mechanism to eliminate such variations in accounting principles (all such principles and methods, together are herein referred to as "GAAP").

        10.3 Currency Conversion. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the buying exchange rate for conversion of the foreign currency into U.S. dollars, quoted for current transactions reported in The Wall Street Journal (U.S., Western Edition) for the last business day of the calendar quarter to which such payment pertains.

        10.4 Taxes.

               10.4.1 General. Each party shall bear and, except as otherwise expressly provided in this Section 10.4.1, pay any and all taxes, duties, levies, and other similar charges (and any related interest and penalties), however designated, imposed on that party as a result of the existence or operation of this Agreement. If laws or regulations require that taxes be withheld, the paying party will (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to the other party within sixty (60) days following that payment. In addition and without limiting the foregoing, with respect to amounts payable under this Agreement which may give rise to taxes based on net income, the paying party may withhold from such payments and pay such taxes to the proper taxing authority if the paying party reasonably determines that as a result of the relationship of the parties under this Agreement a withholding of such taxes is required by applicable law, in which case the paying party shall send proof of such payment to the other party within sixty (60) days following that payment. Further each party, as is necessary or desirable, shall have the right to file any tax or other returns or make any election as a result of the relationship of the parties under this Agreement and such party shall have the right to file all such returns and make such elections as required by law and all administrative and filing costs associated therewith shall be deemed Development Costs for purposes of this Agreement. Each party agrees to provide the other party with reasonable information and assistance in connection with the other party's performance of the activities described in this Section 10.4.1.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               10.4.2 Withholding Taxes on Net Third Party Revenues. With respect to any withholding taxes deducted by a party (the "Deducting Party") from Net Third Party Revenues under Section 1.41 above, the Deducting Party agrees to elect to claim a tax credit for such withholding taxes with respect to which it is entitled to do so elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that the Deducting Party realizes a reduction in its tax liability by actually utilizing the withholding taxes as a credit against its regular domestic tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of the credit so realized shall immediately be included in Net Third Party Revenues of the Deducting Party for the period in which such credit is realized.

        10.5 Records; Inspection.

               10.5.1 CG. CG shall keep, and require its Affiliates to keep, complete, true and accurate books of accounts and records for the purpose of determining the amounts payable pursuant to this Agreement. Such books and records shall be kept for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open for inspection at the principal place of business of CG during such three (3)-year period by an independent auditor chosen by JT and reasonably acceptable to CG for the purpose of verifying the amounts payable by CG hereunder. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice. The independent auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 10.5.1 shall be at the expense of JT, unless a variation or error producing a difference exceeding [*] of the amounts hereunder for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating to the inspection for such period and any unpaid or overpaid amounts that are discovered shall be paid or repaid by CG, together with interest on such unpaid or overpaid amounts at the rate set forth in Section 10.2 above. The parties will endeavor to minimize disruption of CG's normal business activities to the extent reasonably practicable.

               10.5.2 JT. JT shall keep, and require its Affiliates to keep, complete, true and accurate books of accounts and records for the purpose of determining payments due pursuant to this Agreement. Such books and records shall be kept for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open for inspection at the principal place of business of JT during such three (3)-year period by an independent auditor chosen by CG and reasonably acceptable to JT for the purpose of verifying the amounts payable by CG hereunder. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice. CG's independent auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 10.5.2 shall be at the expense of CG, unless a variation or error producing a difference exceeding [*] of the

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

amounts hereunder for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating to the inspection for such period and any unpaid or overpaid amounts that are discovered will be paid or repaid by JT, together with interest on such unpaid or overpaid amounts at the rate set forth in Section 10.2 above. The parties will endeavor to minimize disruption of JT's normal business activities to the extent reasonably practicable.

                                   ARTICLE 11
                                  DUE DILIGENCE

        11.1 CG.

               11.1.1 Marketing. CG shall use commercially reasonable efforts
(i) to launch each Collaboration Product in each country of North America as soon as practicable after receiving Marketing Approval in such country for such Collaboration Product; and (ii) thereafter to market, promote and distribute such Collaboration Product in such country.

               11.1.2 [*] In addition, CG shall use commercially reasonable efforts to satisfy the conditions of [*] as soon as practicable; and CG agrees to keep JT reasonably informed as to its progress in fulfilling the conditions of the[*]

        11.2 JT. JT shall use commercially reasonable efforts (i) to launch each Collaboration Product in each country of East Asia as soon as practicable after receiving Marketing Approval in such country for such Collaboration Product; and
(ii) thereafter to market, promote and distribute such Collaboration Product in such country.

                                   ARTICLE 12
                              MANUFACTURING RIGHTS

        12.1 East Asia. JT shall have the exclusive right to supply or have supplied Collaboration Products to be used in East Asia. As of the Effective Date it is the intent of the parties that CG will supply all Collaboration Products to be used in East Asia, including quantities used by or under authority of JT (i) to perform the Development Program, and (ii) for commercial sale in East Asia; provided that JT shall not be obligated to use CG for supply of Collaboration Products for use or sale in East Asia. In addition, upon request by JT, CG agrees to supply or have supplied Collaboration Products to JT for use in East Asia from manufacturing capacity for Collaboration Products established in accordance with the Development Program, subject to Section 12.4 below. In the event that CG so supplies Collaboration Products for use in East Asia, JT shall pay to CG for such supply the amounts set forth in 12.3 below.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        12.2 North America. Subject to Section 12.1 above, CG shall have the exclusive right to supply, or have supplied all Collaboration Products to be used in North America, including quantities to be used (i) to perform the Development Program, and (ii) for commercial sale in North America.

        12.3 Transfer Price.

               12.3.1 Non-Commercial Materials. With respect to a particular Collaboration Product provided for use in the Development Program prior to obtaining Marketing Approval for such Collaboration Product in a particular country, the transfer price to be paid to CG by JT for such Collaboration Product shall be [*] of CG's Production Costs therefor. The amounts so paid by JT to CG shall be included in the Development Costs incurred by JT for purposes of Section 6.1 above. For Collaboration Products used by CG in conducting the Development Program (i.e., excluding those supplied to JT), the Production Costs thereof shall be included in the Development Costs incurred by CG for purposes of Section 6.1.

               12.3.2 Commercial Materials. With respect to Collaboration Products and Cell Processing Services provided to JT for sale in East Asia, JT shall pay to CG a transfer price equal to [*] of the Production Costs therefor. For avoidance of doubt, the amounts paid by JT to CG under this Section 12.3.2 shall be included in the JT's Operating Expenses pursuant to Section 1.44.

        12.4 Supply Agreements. In the event JT and CG agree that CG will supply Collaboration Products or Cell Processing Services to JT for East Asia, the parties shall enter into a supply agreement with respect to such supply of Collaboration Products and Cell Processing Services for use in East Asia as contemplated in Section 12.1 above, on reasonable terms. It is understood that such agreement would include, without limitation, reasonable provisions for forecasting and lead-times. Such agreement would further include provisions requiring in the event that CG is unable to supply worldwide requirements of a Collaboration Product, allocation of the quantities of such Collaboration Product that CG has in inventory and that CG is able to produce, [*]

                                   ARTICLE 13
                                 LICENSE GRANTS

        13.1 Grant to JT. Subject to the terms and conditions of this Agreement including Article 12 above, CG hereby grants to JT a license under the CG Technology to: (i) use, sell, have sold, import and otherwise distribute Collaboration Products for use solely in the Field in East Asia, (ii) to manufacture, have manufactured or otherwise produce Collaboration Products for purposes of (i), and (iii) to carry out those activities assigned to JT under the Development Program in accordance with the Development Plan and Budget in effect from time to time hereunder. To provide JT the exclusivity described in
Section 8.2 above, CG agrees not to grant to any third party

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

any license or right under those patents and patent applications set forth on
Exhibit 13.1 hereto, to make, use or sell any Collaboration Product in East Asia; except for such exclusivity, the license granted under this Section 13.1 shall be non-exclusive. The foregoing shall not be deemed to limit CG from manufacturing, or having manufactured, Collaboration Products in East Asia for supply to JT or for supply for use outside East Asia.

        13.2 Grant to CG. Subject to the terms and conditions of this Agreement including Article 12 above, JT hereby grants to CG a license under the JT Technology to: (i) use, sell, have sold, import and otherwise distribute Collaboration Products for use solely in the Field in North America, (ii) to manufacture, have manufactured or otherwise produce Collaboration Products for use outside of East Asia, and (iii) to carry out those activities assigned to CG under the Development Program in accordance with the Development Plan and Budget in effect from time to time hereunder. The license granted pursuant to clause
(i) above shall be exclusive and the licenses granted pursuant to clauses (ii) and (iii) shall be non-exclusive. It is understood that this Section 13.2 shall not be deemed to limit CG's subcontractors in connection with the supply of Collaboration Products under Article 12 above.

        13.3 Sublicenses. The licenses granted under Sections 13.1 and 13.2 above include the right to grant sublicenses, but shall not include the right to authorize sublicensees to grant further sublicenses. Notwithstanding the foregoing, JT shall not have the right to grant to a third party a sublicense to manufacture and sell Collaboration Products, without CG's prior written consent (which consent shall not be unreasonably withheld or delayed). For purposes of the foregoing, and without limitation, it shall be deemed reasonable for CG to withhold consent for reasonable competitive concerns. In no event shall this
Section 13.3 be deemed to limit JT's right to utilize contract manufacturers to manufacture or produce Collaboration Products in accordance with Article 12.

        13.4 No Rights Beyond Collaboration Products. Except as expressly provided herein, nothing in this Agreement shall be deemed to grant to JT rights in products or technology other than the Collaboration Products; nor shall any provision of this Agreement be deemed to restrict CG's right to exploit any CG Technology in products other than Collaboration Products. Likewise, except as expressly provided herein, nothing in this Agreement shall be deemed to grant to CG rights in products or technology other than Collaboration Products, nor shall any provision of this Agreement be deemed to restrict JT's right to exploit any JT Technology in products other than Collaboration Products.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   ARTICLE 14
                              INTELLECTUAL PROPERTY

        14.1 Ownership of Inventions. Subject to the provisions of Section 4.5 above, title to all inventions and other intellectual property made solely by JT personnel in connection with the Development Program shall be owned by JT. Title to all inventions and other intellectual property made solely by CG personnel in connection with the Development Program shall be owned by CG. Title to all inventions and other intellectual property made jointly by personnel of CG and JT in connection with the Development Program shall be jointly owned by JT and CG. Except as expressly provided in this Agreement, it is understood that neither party shall have any obligation to account to the other for profits, or to obtain any approval of the other party to license or exploit a joint invention, by reason of joint ownership of any invention or other intellectual property, and each party hereby waives any such right it may have under applicable laws in any country.

        14.2 Patent Prosecution.

               14.2.1 Sole Inventions. CG or JT, as the case may be (for purposes of this Section 14.2.1 the "Controlling Party") shall control the Prosecution and Interference Activities pertaining to solely owned patent applications and patents within the Controlling Party's Technology (i.e., the CG Technology or the JT Technology, as applicable), in each case worldwide using counsel of its choice and in such countries as the Controlling Party deems appropriate; and the other party hereto agrees to reimburse the Controlling Party within forty-five (45) days of receipt of invoice therefor (A) [*] of the out-of-pocket expenses paid by the Controlling Party to third party with respect to Prosecution and Interference Activities for patent applications or patents the subject matter of which will be used primarily for applications within the Field as determined by the Development Committee (the "Core Patent Rights") and
(B) [*] of the out-of-pocket expenses paid by the Controlling Party to third party with respect to Prosecution and Interference Activities for patent applications and patents other than Core Patents. For purposes of this Section 14.2.1, "Prosecution and Interference Activities" shall mean the preparing, filing, prosecuting and maintenance of patent applications and patents and re-examinations, reissues and requests for patent term extensions therefor, together with the conduct of any interference, opposition or other similar proceeding pertaining to patent applications or patents. For avoidance of doubt, it is understood and agreed that in-house patent personnel of the Controlling Party shall be deemed Development Personnel with respect to the conduct of the foregoing activities pertaining to the Controlling Party's Technology (i.e., the JT Technology or the CG Technology, as applicable) in accordance with the Development Plan and Budget then in effect. For purposes of this Section 14.2.1, Core Patent Rights shall in all cases include those patent applications and patents listed on Exhibit 13.1, together with all reissues, renewals, re-examinations, extensions, and any divisions or continuations, in whole or in part, thereof and foreign counterparts of any of the foregoing.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               14.2.2 Joint Inventions. The parties shall pursue patent or other intellectual property protection for inventions that are owned jointly by JT and CG under Section 14.1 as determined by the Development Committee, and each party shall be responsible for [*] of the out-of-pocket expenses incurred in connection with such activities. Notwithstanding the foregoing, if either party (for purposes of this Section 14.2.2, the "Notifying Party") notifies the other party in writing that it no longer desires to pay for such expenses with respect to any patent application or patent, the Notifying Party shall assign all right, title and interest in and to such patent application or patent (as the case may be) and any patents issuing thereon (subject to the rights and licenses granted hereunder) to the other party; in such event, the Notifying Party shall not be responsible for expenses incurred under this Section 14.2.2 with respect to such patent application or patent beginning sixty (60) days after giving the foregoing notice. For avoidance of doubt, the foregoing sentence shall not relieve the Notifying Party of any obligation under Section 14.2.1 above.

               14.2.3 Cooperation. Each of CG and JT shall keep the other reasonably informed as to the status of patent matters pertaining to the CG Technology and JT Technology, as applicable, including providing to the other party copies of any significant documents that such party receives from or sends to patent offices, such as notices of interferences, re-examinations, oppositions or requests for patent term extensions, all as reasonably requested by the other party. CG and JT shall each cooperate with and assist the other in connection with such activities, at the other party's request and expense, and shall use good faith efforts to consult with each other regarding the prosecution and maintenance of the JT Patents and the CG Patents as is reasonably appropriate.

               14.2.4 Patent Committee. Without limiting the provisions of
Section 14.2.3 above, JT and CG shall establish a patent committee ("Patent Committee") in accordance with this Section 14.2.4. The Patent Committee shall be comprised of patent counsel designated by each of JT and CG, from time to time, and shall meet together during the Development Program at least semi-annually to discuss, evaluate and consult with each other on the status of, and update the other party's representatives with respect to, patent matters pertaining to the CG Technology and JT Technology, as applicable, including without limitation (i) status of the [*] (ii) any new applications being prosecuted under this Section 14.2 above by such party, (iii) whether JT requires any license or sublicense with respect to the subject matter listed in
Exhibit 16.1, (iv) whether [*] hereunder, and (v) third party patents or patent applications that the parties may consider accessing in connection with the development, manufacture, sale or use of Collaboration Products hereunder. The Patent Committee shall keep the Development Committee reasonably informed as to the status of patent matters pertaining to the Collaboration Products including providing a summary of the discussions of Patent Committee meetings.

        14.3 Defense of Third Party Infringement Claims. If the development, manufacture, sale or use of any Collaboration Product pursuant to this Agreement results in a claim, suit or proceeding

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

(collectively, "Actions") alleging patent infringement against CG or JT (or their respective Affiliates or Marketing Distributor), such party shall promptly notify the other party hereto in writing. The party subject to such Action (for purposes of this Section 14.3, the "Controlling Party") shall have the exclusive right to defend and control the defense of any such Action using counsel of its own choice; provided, however, that if such Action is directed to the subject of a patent of the other party (i.e., a CG Patent or a JT Patent), such other party may participate in the defense and/or settlement thereof at its own expense with counsel of its choice. Except as agreed in writing by JT and CG, the Controlling Party shall not enter into any settlement relating to a Collaboration Product, if such settlement admits the invalidity or unenforceability of any patent within the CG Technology or the JT Technology, as applicable, of the other party. The Controlling Party agrees to keep the other party hereto reasonably informed of all material developments in connection with any such Action. Subject to Section 19.3.3 below, any cost, liability or expense (including amounts paid in settlement) incurred by the Controlling Party, as a result of such Action, shall be included in Operating Expenses for the Collaboration Product(s) that are involved in such Action (or, if the Action is brought prior to the First Commercial Sale of such Collaboration Product(s), such amounts shall be included in Development Costs incurred by the Controlling Party and in either case shall not be subject to the limitations of Section 1.44 or Section
6.1.5 above).

        14.4 Enforcement. Subject to the provisions of this Section 14.4, in the event that CG or JT reasonably believes that any CG Technology or JT Technology necessary for the development, manufacture, use or sale of a Collaboration Product is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement in such country, in each case with respect to the development, manufacture, sale or use of a product within the Field, JT or CG (respectively) shall promptly notify the other party hereto. Promptly after such notice the parties shall meet to discuss the course of action to be taken with respect to an Enforcement Action (as defined below) with respect to such infringement or misappropriation, including the control thereof and sharing of costs and expenses related thereto, for the purposes of entering into a litigation agreement setting forth the same ("Litigation Agreement"). If the parties do not enter such Litigation Agreement, the party whose Technology is so allegedly infringed or misappropriated, or is subject to such declaratory judgment action, (for purposes of this Section 14.4, the "Owner") shall have the initial right (but not the obligation) to enforce the intellectual property rights within such Technology, or defend any declaratory judgment action with respect thereto (for purposes of this Section 14.4, an "Enforcement Action"); provided that the Owner agrees to indemnify the other party for any and all liabilities and expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) incurred by such other party as a result of such Enforcement Action, subject to Section 18.4 below. For purposes of the foregoing, "Technology" shall mean the CG Technology or the JT Technology, as appropriate.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               14.4.1 Information. Absent a Litigation Agreement, the party initiating or defending any such Enforcement Action shall keep the other party hereto reasonably informed of the progress of any such Enforcement Action, and such other party shall have the right to participate with counsel of its own choice at its own expense.

               14.4.2 Enforcement Costs; Recoveries. Unless otherwise agreed, the party initiating an Enforcement Action shall, at the option of such party, have the right to either: (i) assume responsibility for all costs and expenses of such Enforcement Action, in which case all amounts recovered in the Enforcement Action (including without limitation Net Third Party Revenues resulting from a settlement thereof) shall be retained by such party; or (ii) offset such costs and expenses against Net Sales and Net Third Party Revenues (prior to making royalty payments pursuant to Section 9.2 above or sharing Net Third Party Revenues pursuant to Section 9.3 above), in which case all amounts recovered in the Enforcement Action, after reimbursing the party initiating the Enforcement Action for any costs and expenses not previously so offset, shall be included in Net Third Party Revenues, to the extent the same represents a recovery for infringing activities within the Field.

        14.5 Third Party Rights. The foregoing provisions of this Article 14 shall be subject to and limited by Third Party Agreements pursuant to which CG and JT, as the case may be, acquired any particular CG Technology or JT Technology.

                                   ARTICLE 15
                                   TRADEMARKS

        15.1 Single Mark. It is understood that the Commercialization Committee may determine that the marketing, promotion or other commercialization activities related to the Collaboration Products for applications in the Field should be conducted using a single mark throughout East Asia and North America. In such event, the parties will discuss an appropriate mark for such purposes and enter into trademark licensing and usage agreements as the parties may agree with respect to such mark. Without limiting the foregoing, upon JT's request CG agrees to grant to JT, without further consideration a license under CG's rights in the "GVAX" trademark for use in connection with the marketing, promotion or other commercialization activities related to the Collaboration Products for application in the Field in East Asia, provided that JT agrees to pay for recordation of such license in those jurisdictions where recordation is required. The parties acknowledge that as of the Effective Date, [*]

        15.2 General. Except as otherwise may be agreed pursuant to Section 15.1 above, each of JT and CG may use those trademarks and trade names as it deems appropriate in connection with its marketing, promotion or other commercialization activities related to the Collaboration Products for

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

applications in the Field, provided that except as may be agreed under Section 15.1, no license is granted to either party hereunder to use trademarks owned by the other party.

                                   ARTICLE 16
                         REPRESENTATIONS AND WARRANTIES

        16.1 CG Warranties. CG warrants and represents to JT that (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) it has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein; (iii) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in or to the CG Technology, or any portion thereof, to manufacture, sell or use a Collaboration Product that is in conflict with the rights or licenses granted under this Agreement; (iv) Exhibit 1.59 is a complete and accurate list of all agreements between CG and third parties pertaining to the Collaboration Products that are in existence as of the Effective Date; (v) Exhibit 1.2.1 is a complete and accurate list of all CG Patents as of the Effective Date; (vi) as of the Effective Date, other than the subject matter identified on Exhibit 16.1, neither CG nor its Controlled Affiliates owns or has a license to subject matter necessary for the manufacture, use or sale of Collaboration Products which is not Controlled by CG or its Controlled Affiliates; and (vii) to CG's knowledge as of the Effective Date, the manufacture, sale and use of Collaboration Products will not infringe any patent rights of a third party, provided that no representation or warranty is made or given with respect to the patent rights heretofore identified in writing by CG's counsel, Wilson Sonsini Goodrich & Rosati to JT's counsel, Gilbert, Segall and Young LLP.

        16.2 JT Warranties. JT warrants and represents to CG that (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) it has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein; and (iii) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in or to the JT Technology, or any portion thereof, to manufacture, sell or use a Collaboration Product that is in conflict with the rights or licenses granted under this Agreement.

        16.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED IN THIS 16, CG AND JT EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE DEVELOPMENT PROGRAM, OR THE CG TECHNOLOGY OR JT TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF CG

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

TECHNOLOGY OR JT TECHNOLOGY, PATENTED OR UNPATENTED, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

                                   ARTICLE 17
                                 CONFIDENTIALITY

        17.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for seven (7) years thereafter, the receiving party shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other party hereto pursuant to this Agreement which if disclosed in tangible form is marked "Confidential" or with other similar designation to indicate its confidential or proprietary nature or if disclosed orally is indicated orally to be confidential or proprietary by the party disclosing such information at the time of such disclosure and is confirmed in writing as confidential or proprietary by the disclosing party within a reasonable time after such disclosure (collectively, "Confidential Information"). Notwithstanding the foregoing, Confidential Information shall not include information that, in each case is demonstrated by written documentation:

                      (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure hereunder;

                      (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party hereunder;

                      (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

                      (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

        17.2 Permitted Disclosures. Notwithstanding the provisions of Section
17.1 above, each party hereto may use and disclose the other party's Confidential Information to the extent such disclosure is reasonably necessary to exercise the rights granted to it under this Agreement (including without limitation entering into and/or performing business or scientific relationships with respect to Collaboration Products as permitted hereunder), in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, submitting information to tax or other governmental authorities (including regulatory authorities), or conducting clinical trials hereunder with respect to Collaboration Products, provided that if a party is required to

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

make any such disclosure of the other party's Confidential Information, to the extent it may legally do so, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications or otherwise, will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise). If the party whose Confidential Information is to be disclosed has not filed a patent application with respect to such Confidential Information, it may require the other party to delay the proposed disclosure (to the extent the disclosing party may legally do so), for up to ninety (90) days, to allow for the filing of such an application.

        17.3 Clinical Data. Except as expressly permitted under Sections 7.2 and 17.2, and for publications or disclosures in accordance with Section 5.2, neither party shall disclose to third parties preclinical data, clinical data or regulatory filings, comprising Confidential Information of the other party that is generated or developed in connection with the Development Program by or on behalf of either CG or JT.

                                   ARTICLE 18
                           INSURANCE; INDEMNIFICATION

        18.1 Insurance. Each party shall secure and maintain in effect during the term of this Agreement and for a period of five (5) years thereafter insurance policy(ies) underwritten by a reputable insurance company and in a form and having limits standard and customary for entities in the biopharmaceutical industry for exposures related to the Collaboration Products. Such insurance shall include general liability, clinical trial liability and products liability coverage with respect to such party's performance of the Development Program and commercialization of Collaboration Products hereunder and shall name the CG Indemnitees or JT Indemnitees (each as defined below) as additional insureds thereunder, as appropriate. Upon request by the other party hereto, certificates of insurance evidencing the coverage required above shall be provided to the other party.

        18.2 Indemnification of CG. JT shall indemnify each of CG and its Affiliates and the directors, officers, and employees of CG and such Affiliates and the successors and assigns of any of the foregoing (the "CG Indemnitees"), and hold each CG Indemnitee harmless from and against fifty percent (50%) of any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) incurred by any CG Indemnitee to the extent not otherwise covered by insurance, arising from or occurring as a result any claim, action, suit, or other proceeding brought by third parties against a CG Indemnitee arising from or occurring as a result of (i) the exercise of the rights granted to CG, or the performance of CG's responsibilities, under this Agreement, including without limitation, product liability claims relating to any Collaboration Products used, sold or otherwise

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

distributed by CG, its Affiliates or Marketing Distributor or (ii) the exercise or the practice of the rights or licenses granted to JT under this Agreement. Notwithstanding the foregoing, JT shall have no obligation under this Section
18.2 with respect to liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses: (A) with respect to infringement claims brought by third parties with respect to CG's manufacture or preparation of Collaboration Products (including provision of Cell Processing Services) or the conduct of the Development Program hereunder, which claims are subject to the provisions of Section 14.4 above, or (B) to the extent the same is caused by the gross negligence or willful tortious misconduct of a CG Indemnitee.

        18.3 Indemnification of JT. CG shall indemnify each of JT and its Affiliates and the directors, officers, and employees of JT and such Affiliates and the successors and assigns of any of the foregoing (the "JT Indemnitees"), and hold each JT Indemnitee harmless from and against fifty percent (50%) of any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) incurred by any JT Indemnitee to the extent not otherwise covered by insurance, arising from or occurring as a result of any claim, action, suit, or other proceeding brought by third parties against a JT Indemnitee arising from or occurring as a result of (i) the exercise of the rights granted to JT, or the performance of JT's responsibilities, under this Agreement, including without limitation, product liability claims relating to any Collaboration Products used, sold or otherwise distributed by JT, its Affiliates or Marketing Distributor or (ii) the exercise or the practice of the rights or licenses granted to CG under this Agreement. Notwithstanding the foregoing, CG shall have no obligation under this Section 18.3 with respect to liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses: (A) with respect to infringement claims brought by third parties with respect to JT's manufacture or preparation of Collaboration Products (including provision of Cell Processing Services) or the conduct of the Development Program hereunder, which claims are subject to the provisions of
Section 14.4 above, or (B) to the extent the same is caused by the gross negligence or willful tortious misconduct of a JT Indemnitee.

        18.4 Procedure. A party (for purposes of this Section 18.4, the "Indemnitee") that intends to claim indemnification under any provision of this Agreement shall promptly notify the indemnifying party (the "Indemnitor") in writing of any claim, action, suit, or other proceeding brought by third parties in respect of which the Indemnitee or any of its Affiliates, or their directors, officers, employees, successors or assigns intend to claim such indemnification hereunder. As between the parties hereto the Indemnitee shall have the right to control the defense and settlement of such claim, action, suit, or other proceeding; provided, that the Indemnitor shall have the right to participate in such defense or settlement with counsel of its own choosing at its expense. Notwithstanding the foregoing, the indemnity agreement in this Article 18 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

the consent of the Indemnitor, to the extent such consent is not withheld unreasonably or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 18 but the omission so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise than under this Article
18. Without limiting the foregoing, the Indemnitee shall keep the Indemnitor fully informed of the progress of any claim, action, suit, or other proceeding for which it intends to claim indemnification under this Article 18.

                                   ARTICLE 19
                              TERM AND TERMINATION

        19.1 Term. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this
Article 19, shall continue in full force and effect until the later to occur of
(i) such time as no Collaboration Product is being sold by or on behalf of CG, JT or a third party jointly designated by CG and JT in accordance with Section
8.4 above; or (ii) the expiration of the last issued patent within the CG Patents or JT Patents claiming the manufacture, use or sale of a Collaboration Product hereunder.

        19.2 Termination for Cause.

               19.2.1 Failure to Pay. CG may terminate this Agreement in the event JT fails to make any payment due under Article 6, within thirty (30) days following receipt of written notice of such default. Any termination shall become effective at the end of such thirty (30)-day period unless JT (or any other party on its behalf) has cured any such default prior to the expiration of the thirty (30)-day period.

               19.2.2 Other Material Non-Performance/Misrepresentation. Other than a failure to pay as set forth in Section 19.2.1 in the event of (i) a party's default in any other material respect in the performance or observance of any other material term, covenant or provision of this Agreement, or (ii) if any representation by a party contained in this Agreement shall prove to have been incorrect in any material respect when made, resulting in material adverse consequences for the other party, (any such default or material incorrect representation a "Material Non-Performance"), such Material Non-Performance shall be remedied only as provided in Section 19.4.4(d) below.

        19.3 Termination Upon Notice.

               19.3.1 JT's Notice. JT may terminate this Agreement upon [*] written notice to CG, provided that such notice is given after the earlier to occur of [*]

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               19.3.2 Product-by-Product. In addition after the Completion of the [*] clinical trial with respect to a particular Collaboration Product, JT may terminate this Agreement with respect to such Collaboration Product by notifying CG that it desires to terminate this Agreement with respect to such Collaboration Product, which termination shall be effective [*] after the date of such notice; provided, however, if as a result of such a termination no Collaboration Product would be in "product development" or for which a Market Approval has been obtained in a Major Market Country under the Agreement, such termination shall be deemed a termination of this Agreement under Section 19.3.1 above and be subject to the terms and conditions thereof. As used in this
Section 19.3.2, "product development" shall mean pre-Phase I and later clinical development that begins with formal toxicological studies conducted in accordance with Good Laboratory Practices (as then defined by the FDA) and includes the conduct of preclinical studies, to produce data required for inclusion in an IND for such Collaboration Product.

               19.3.3 Inability to Sell. In the event that a party hereto becomes subject to an Action (as defined in Section 14.3 above) (the "Subject Party"), the other party (for purposes of this Section 19.3.3, the "Terminating Party") may terminate this Agreement with respect to the Collaboration Product(s) subject to such Action (provided that such Action is initiated after the First Commercial Sale of such Collaboration Product(s)) with respect to one or more countries, which shall include the country(ies) where such Action is initiated (for purposes of this Section 19.3.3, the "Terminated Country(ies)"), by providing six (6) months written notice to Subject Party within three (3) months of the initiation of such Action so indicating the Terminating Party's desire to so terminate. For purposes of the foregoing, if the Terminating Party terminates with respect to: (i) the United States, then all of the countries within North America shall be deemed Terminated Countries; or (ii) Japan, then all of East Asia shall be deemed Terminated Countries. In such case, notwithstanding Section 14.3 above, the Action shall be at the Subject Party's expense; provided that the Subject Party may [*] to the Terminating Party (as established in accordance with Section 19.4.4(b) below) and apply the [*] of any cost, liability or expense (including amounts paid in settlement) incurred by the Subject Party, as a result of such Action. Notwithstanding the foregoing, the Subject Party agrees to withhold only that portion of such royalties as may reasonably be necessary to reimburse amounts in accordance with this Section
19.3.3. For avoidance of doubt, if the Subject Party (or its Affiliates or Marketing Distributor) is required to pay amounts to a third party to make and/or sell the Collaboration Product subject to such Action as a result of a final judgment or settlement of such Action, [*] to the Terminating Party (as established in accordance with Section 19.4.4(b) below) hereunder in relation to such Collaboration Product; provided that [*] Alternatively, with the other party's consent, which will not be withheld or delayed unnecessarily, the Subject Party may terminate the Agreement on a country-by-country basis with respect to the Collaboration Product(s) subject to such Action.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               19.3.4 Launch. If, at the time the first MAA is filed by a Commercializing Party (as defined in Section 9.2.1 above) in a country for a particular Collaboration Product, the other party has a reasonable basis for concluding that such Collaboration Product may be the [*] in such country, such other party shall promptly notify the Commercializing Party stating the basis for such conclusion. In such event the following provisions shall apply:

                      (a) Measures to Abate. First, the parties hereto shall promptly convene to address such potential infringement risk, including the possibility of acquiring licenses or other rights to such patents to abate such risk. Subject to Section 9.8, the Commercializing Party shall implement all reasonable measures mutually established by the parties to manage such infringement risk; and if the parties are unable to agree upon the appropriate measures and if the Chief Executive Officer of CG and head of JT's pharmaceutical business are unable to agree on how to manage such risk pursuant to the procedure set forth in Section 20.1 below, the Commercializing Party's launch of the Collaboration Product in such Country shall be conditioned upon its implementing any reasonable suggestion made by the other party's senior executive for managing such infringement risk.

                      (b) Termination. Second, the other party under Section
19.3.4 above (for purposes of this Section 19.3.4(b), the "Terminating Party") may terminate this Agreement with respect to such Collaboration Product in such country (for purposes of this Section 19.3.4(b) the "Terminated Country"), by providing written notice to the Commercializing Party during the six (6)-month period following such MAA filing for such Collaboration Product in the Terminated Country. For purposes of the foregoing, if the Terminating Party terminates this Agreement with respect to: (i) the United States, then all of the countries within North America shall be deemed Terminated Countries; or (ii) Japan, then all of the countries within East Asia shall be deemed Terminated Countries. In the case of a termination pursuant to this Section 19.3.4, the Commercializing Party shall indemnify each of the Terminating Party and its Affiliates and the directors, officers, and employees of the Terminating Party and such Affiliates and the successors and assigns of any of the foregoing (for purposes of this Section 19.3.4 each, an "Indemnified Party"), and hold each Indemnified Party harmless from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) incurred by any Indemnified Party as a result of any claim, action, suit, or other proceeding brought by third parties against an Indemnified Party arising from or occurring as a result of the manufacture, use or sale of such terminated Collaboration Product in the Terminated Countries. The Commercializing Party's obligation to indemnify Indemnified Parties as set forth in the preceding sentence shall in each case be subject to procedures set forth in Section 18.4 above; provided that notwithstanding Section 18.4 the Indemnified Party shall provide the Commercializing Party or its designee with sole control of the defense and/or settlement of such

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

claim, and provided further that the Indemnified Party may participate in such claim with counsel of its own choice at its own expense. It is understood that the Terminating Party shall receive royalties with respect to the terminated product in the Terminated Countries to the extent provided in Section 19.4.4(c) below.

               19.3.5 Mutual Agreement. In addition, the parties may mutually agree to terminate this Agreement in its entirety or on a Collaboration Product-by-Collaboration Product basis for reasons including, without limitation, FDA or other governmental orders or instructions or as a result of serious adverse events.

        19.4 Effect of Termination.

               19.4.1 Accrued Obligations. Termination of this Agreement for any reason shall not release either party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

               19.4.2 Wind-Down Expenses.

                      (a) For Breach; By Notice. In the event of a termination of this Agreement pursuant to Section 19.2.1 or 19.3.1 the following provisions shall apply:

                           (i) Payments to CG. JT shall pay to CG the following:
(A) an amount equal to [*] of the amounts budgeted to be incurred by CG in accordance with the then-current Development Plan and Budget (or in the case of Manufacturing Facilities, plans for such Manufacturing Facilities approved by the Development Committee) over the [*] period after the notice of termination under Section 19.3.1, or after the effective date of termination under Section
19.2.1 (in each case the "Post-Termination Period") related to (I) Manufacturing Facilities (including amounts for construction, management, upkeep or leases therefor) and (II) clinical trials for Collaboration Products ongoing during the Post-Termination Period (including costs of CG FTEs, outside clinical staff, and Production Costs of clinical materials for such clinical trials); (B) an amount equal to [*] of all non-cancelable commitments incurred by CG hereunder during the entire period of such commitment, to the extent such commitments have been approved by the Development Committee (excluding commitments included in clause
(A) above); and (C) an amount equal to [*] of the amount budgeted to be incurred by CG in accordance with the then-current Development Plan and Budget over the [*] period after the notice of termination under Section 19.3.1, or after the effective date of termination under Section 19.2.1 related to matters under the Development Program not included in clauses (A) or (B) above (including wind-up of

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Completed clinical trials and research activities). JT shall make the payments to CG under this Section 19.4.2(a)(i) within forty-five (45) days after the notice of termination is given hereunder, and upon such payment, JT shall have no further obligation under Section 6.1 above. In the event there are less than [*] remaining under the Development Plan and Budget in effect on the date the notice of termination is given, such Development Plan and Budget shall be deemed extended for the remaining [*] of the Post-Termination Period at the same average [*] amounts as are in the remaining term of the then-current Development Plan and Budget. Without limiting the foregoing, it is understood that CG shall have no obligation under Section 6.1 to reimburse or credit Development Costs incurred by JT after the date of such a notice of termination. It is further understood and agreed that if this Agreement is terminated pursuant to an event described in this Section 19.4.2(a), CG shall have the right to use amounts received under this Section 19.4.2(a)(i) and any other amounts received prior to the effective date of such termination as CG deems fit in its sole discretion, and shall have no further obligation with respect to such amounts. Notwithstanding the foregoing, within ninety (90) days after the expiration of the Post-Termination Period, CG shall provide JT an accounting of the amounts incurred by CG during the Post-Termination Period related to the subject matter of clauses (A) through (C) above; and to the extent the amount paid by JT pursuant to clauses (A) through (C) of this Section 19.4.2(a)(i) above (aa) exceeds [*] of such amount incurred by CG with respect thereto plus the Reserve Amount, CG shall refund to JT such excess amount or (bb) is deficient of [*] of such amount incurred by CG with respect thereto plus the Reserve Amount, JT shall pay to CG such shortfall. Together with such accounting, CG shall provide JT the calculation of the Reserve Amount, if any, and reasonable supporting documentation therefor. In addition, within ninety (90) days after no further non-cancelable commitments exist under clause (B) above, CG shall provide JT an accounting of the amounts incurred by CG after the expiration of the Post-Termination Period with respect to non-cancelable commitments under clause
(B) above, and to the extent that the Reserve Amount exceeds (cc) exceeds [*] of such amount incurred by CG with respect thereto, CG shall refund to JT such excess amount or (dd) is deficient of [*] of such amount incurred by CG with respect thereto, JT shall pay to CG such shortfall. For purposes of the foregoing, it is understood that with respect to CG FTEs the FTE rate therefor shall be the FTE rate in effect as of the date of notice of termination for a termination event described in this Section 19.4.2(a). For purposes of this
Section 19.4.2(a)(i), a clinical trial shall be deemed to be "ongoing during the Post-Termination Period" if the Development Committee had made the decision to undertake such clinical trial but such clinical trial was not Completed as of the beginning of the Post-Termination Period.

                           (ii) Manufacturing Royalty to JT. CG shall pay to JT
a royalty on sales of commercial materials produced in a Manufacturing Facility equal to [*] of the manufacturing costs of such commercial materials (the "Manufacturing Royalty") until CG has reimbursed all Unrecouped Investments in such Manufacturing Facility; provided that the

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Manufacturing Royalty payable to JT with respect to commercial materials manufactured at a particular Manufacturing Facility during any one (1)-year period shall in no case exceed [*] of the Unrecouped Investment in such Manufacturing Facility. For purposes of this Section 19.4.2(a)(ii), "Unrecouped Investment" shall mean, with respect to a Manufacturing Facility, [*] of the amounts incurred by CG with respect to such Manufacturing Facility under the Development Program, to the extent such amounts were specifically identified in the Development Program Plan and Budget as capital expenditures for the Manufacturing Facility and were reimbursed by JT hereunder (including the amounts reimbursed under 19.4.2(a)(i)(A)(I)), less the depreciation expense for such Manufacturing Facility not included in the Production Costs of Collaboration Products produced under this Agreement pursuant to Section 1.50(ii) for clinical or commercial uses by, directly or indirectly, either CG or JT. It is understood and agreed that once any Unrecouped Investment have been reimbursed through payment of the Manufacturing Royalty outlined above, such reimbursed amount shall cease thereafter to be Unrecouped Investment for all purposes of this Section 19.4.2(a)(ii).

                      (b) Product-by-Product.

                           (i) Product-by-Product (pre-Phase III). In the event
of a termination of development of any particular Collaboration Product under this Agreement pursuant to Section 19.3.2, 19.3.3 or 19.3.4, which in each case the notice of termination is given prior to the Development Committee's decision to undertake the first Phase III clinical trial with respect to such Collaboration Product, the terminating party shall reimburse the other party (for purposes of this Section 19.4.2(b)(i), the "Other Party") for [*] of all obligations and commitments incurred by the Other Party to third parties in accordance with the Development Plan and Budget with respect to such product prior to such notice of termination, and [*] of all FTE Expenses budgeted for the Other Party for such product over the [*] following the date of such notice of termination, to the extent that such FTEs are not reassigned to other work to be performed under the Development Program or to programs funded or reimbursed by a third party at [*] or higher. Upon such payment, the terminating party shall have no further obligation under Section 6.1 with respect to such product. If there are not then remaining [*] under the Development Plan and Budget, the same shall be deemed extended at the same number of FTEs in effect at the date of the notice of termination, to the extent that such FTEs are not reassigned to other work to be performed under the Development Program or to programs funded or reimbursed by a third party at [*] or higher. It is further understood and agreed that the Other Party shall have the right to use amounts received under this Section 19.4.2(b)(i) as it deems fit in its sole discretion, and shall have no further obligation with respect to such amounts. For purposes of this Section 19.4.2(b)(i), "FTE Expenses" shall mean the number of the Other Party's FTEs assigned to the Development Program for such terminated product under the Development Plan and Budget in effect at the date of the notice of termination, multiplied by the

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

FTE rate per month then in effect under the Development Plan and Budget. Notwithstanding the foregoing, if within [*] of a termination of a Collaboration Product under this Agreement prior to the Development Committee's decision to undertake the first Phase III clinical trial with respect to such Collaboration Product, this Agreement is terminated pursuant to Section 19.2.1 or 19.3.1, the termination of such Collaboration Product shall be deemed to have occurred after the Development Committee's decision to undertake a Phase III for such Collaboration Product. Accordingly, in such case, JT shall pay to CG the amount that would have been due under Section 19.4.2(b)(ii) for such Collaboration Product within forty-five (45) days after JT's notice of termination under
Section 19.3.1, provided that amounts paid to CG with respect to such Collaboration Product pursuant to this Section 19.4.2(b)(i) shall be credited against the amounts so payable under Section 19.4.2(b)(ii).

                           (ii) Product-by-Product (Other). In the event of a
termination of development of any particular Collaboration Product under this Agreement pursuant to Section 19.3.2, 19.3.3 or 19.3.4, which in each case the notice of termination is given after the Development Committee's decision to undertake the first Phase III clinical trial with respect to such Collaboration Product (for purposes of this Section 19.4.2(b)(ii), the "Terminated Product"), JT shall pay to CG the following: (A) an amount equal to [*] of the amounts budgeted to be incurred by CG in accordance with the then-current Development Plan and Budget for such Terminated Product (or in the case of Manufacturing Facilities for such Terminated Product, plans for such Manufacturing Facilities approved by the Development Committee) over the [*] period after the applicable notice of termination (for purposes of this Section 19.4.2(b)(ii), the "Post-Termination Period") related to (I) Manufacturing Facilities allocable to such Terminated Product (including amounts for construction, management, upkeep or leases therefor) and (II) clinical trials for such Terminated Product ongoing during the Post-Termination Period (including costs of CG FTEs, outside clinical staff, and Production Costs of clinical materials for such clinical trials); (B) an amount equal to [*] of all non-cancelable commitments incurred by CG hereunder with respect to such Terminated Product during the entire period of such commitment, to the extent such commitments have been approved by the Development Committee (excluding commitments included in clause (A) above); and
(C) an amount equal to [*] of the amount budgeted to be incurred by CG with respect to the Terminated Product in accordance with the then-current Development Plan and Budget over the [*] period after the applicable notice of termination related to matters under the Development Program for such Terminated Product not included in clauses (A) or (B) above (including wind-up of Completed clinical trials and research activities with respect to such Terminated Product). JT shall make the payments to CG under this Section 19.4.2(b)(ii) within forty-five (45) days after the applicable notice of termination is given, and upon such payment, JT shall have no further obligation under Section 6.1 above with respect to such Terminated Product. In the event there are less than [*] remaining under the Development Plan and Budget in effect on the date the notice of termination is

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

given, such Development Plan and Budget shall be deemed extended for the remaining [*] of the Post-Termination Period at the same [*] allocated to such Terminated Product as are in the remaining term of the then-current Development Plan and Budget. Without limiting the foregoing, it is understood that CG shall have no obligation under Section 6.1 to reimburse or credit Development Costs incurred by JT with respect to such Terminated Product after the date of such a notice of termination. It is further understood and agreed that if this Agreement is terminated pursuant to an event described in this Section 19.4.2(b)(ii), CG shall have the right to use amounts received under this
Section 19.4.2(b)(ii) as CG deems fit in its sole discretion, and shall have no further obligation with respect to such amounts. Notwithstanding the foregoing, within ninety (90) days after the expiration of the Post-Termination Period, CG shall provide JT an accounting of the amounts incurred by CG during the Post-Termination Period related to the subject matter of clauses (A) through (C) above; and to the extent the amount paid by JT pursuant to clauses (A) through
(C) of this Section 19.4.2(b)(ii) above (aa) exceeds [*] of such amount incurred by CG with respect thereto plus the Reserve Amount, CG shall refund to JT such excess amount or (bb) is deficient of [*] of such amount incurred by CG with respect thereto plus the Reserve Amount, JT shall pay to CG such shortfall. Together with such accounting, CG shall provide JT the calculation of the Reserve Amount, if any, and reasonable supporting documentation therefor. In addition, within ninety (90) days after no further non-cancelable commitments exist under clause (B) above, CG shall provide JT an accounting of the amounts incurred by CG after the expiration of the Post-Termination Period with respect to non-cancelable commitments under clause (B) above, and to the extent that the Reserve Amount exceeds (cc) exceeds [*] of such amount incurred by CG with respect thereto, CG shall refund to JT such excess amount or (dd) is deficient of [*] of such amount incurred by CG with respect thereto, JT shall pay to CG such shortfall. For purposes of the foregoing, it is understood that with respect to CG FTEs the FTE rate therefor shall be the FTE rate in effect as of the date of notice of termination for a termination event described in this
Section 19.4.2(b)(ii). For purposes of this Section 19.4.2(b)(ii), a clinical trial shall be deemed to be "ongoing during the Post-Termination Period" if the Development Committee had made the decision to undertake such clinical trial but such clinical trial was not Completed as of the beginning of the Post-Termination Period.

               19.4.3 [*] and Event Payments. Notwithstanding anything herein to the contrary, JT shall not be obligated to pay any payment otherwise payable under Section 6.2.2 as a result of occurrence of an Event or under Section 6.3 as the result of occurrence of the [*] or Event occurs after (i) a termination notice is properly given by JT pursuant to Section 19.3.1 above or (ii) a termination pursuant to Section 19.3.5 above. Similarly, in the event that JT terminates this Agreement with respect to a particular Collaboration Product in accordance with Section 19.3.2 above or terminates this Agreement with respect to a particular Collaboration Product on a world-wide basis in accordance with
Section 19.3.3 or 19.3.4, JT shall not be obligated to pay any payment under
Section 6.2.2 above as the result of occurrence of an Event with respect to such terminated

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Collaboration Product if the Event occurs more than thirty (30) days after a notice of such termination is properly given by JT pursuant to Section 19.3.2.

               19.4.4 Survival. Articles 1, 17, 18, 19, 20 and 21 and Sections 10.5, 14.1, 14.2.1 and 14.2.2 shall survive the expiration and any termination of this Agreement; and Section 7.1, and the licenses under Article 13 with respect to CG Technical Information and JT Technical Information (but not CG Patent or JT Patents) shall survive the expiration but not an earlier termination (except as provided below) of this Agreement. Except as otherwise provided in this Section 19.4.4 below, for a period of [*] after the termination, but not expiration, of this Agreement for any reason, JT shall not disclose Data to any third party. In addition, the following provisions shall survive termination of this Agreement in the events set forth below:

                      (a) Certain Terminations. In the event of a termination of this Agreement pursuant to Section 19.2.1 or 19.3.1: (i) JT shall assign or cause to be assigned to CG (or if not so assignable, JT shall take all reasonable actions to make available to CG) all regulatory filings and registrations (including MAAs and Marketing Approvals) with respect to the Collaboration Products that have been filed or made by or under authority of JT, in each case such assignment (or availability) shall be made within thirty (30) days after the notice of termination; (ii) without limiting any other provisions of this Section 19.4.4, CG's rights and JT's obligations (but not JT's rights or CG's obligations) under Sections 5.1.1, 7.1, 7.2 and 7.3 shall survive; (iii) CG shall have an irrevocable, exclusive, worldwide license, with the right to grant and authorize sublicenses, under the JT Technology and any trademarks owned by JT and used by JT in association with the Collaboration Products (excluding the Japan Tobacco trade name) to make, use, sell, import and otherwise exploit products within the Field (as defined in Section 1.24, without regard to any modifications pursuant to Section 6.1.6(b)(ii)(A), 6.5 or 6.6 above); (iv) CG's obligation to reimburse JT for amounts under Section 9.8 shall survive with respect to Third Party Agreements existing as of the notice of termination, provided that CG shall reimburse JT [*] of amounts payable to third parties thereunder as a result of CG's exercise of the license granted under clause
(iii); and (v) without limiting the foregoing, JT's obligations under Section
4.6 above shall continue for a period of two (2) years after the effective date of such termination, provided that JT shall have the right to complete human clinical trials then being conducted by JT that were Initiated under the Development Program but not completed during the term of the Agreement. The license granted under clause (iii) shall include the right to enforce proprietary rights included within the JT Technology to the extent necessary for the manufacture, use or sale of a product in the Field, and JT shall cooperate fully with CG in connection with such enforcement, including without limitation by joining as a nominal party plaintiff if such joining is necessary for standing purposes, and otherwise in enabling CG to commercialize (directly or through a third party) products within the Field. From and after the date of a notice of termination in the events described in this Section 19.4.4(a), CG

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

shall have no further obligations under this Agreement beyond those obligations that survive termination in such events as specified in this Section 19.4.4. In the event of a termination described in this Section 19.4.4(a), notwithstanding
Section 17.3 above, CG may use and distribute without limitations the data and items described therein (including without limitation, the Data, but without limiting any other rights expressly granted to CG in this Agreement with respect to the Data.)

                      (b) Product-by-Product. In the event of a termination by JT of this Agreement for any particular Collaboration Product pursuant to
Section 19.3.2 (for purposes of this Section 19.4.4(b), the "Terminated Product"), the Terminated Product shall cease to be a Collaboration Product for purposes of this Agreement. In addition, (i) JT shall assign or cause to be assigned to CG (or if not so assignable, JT shall take all reasonable actions to make available to CG) all regulatory filings and registrations (including MAAs and Marketing Approvals) with respect to the Terminated Product that have been made by or under authority of JT, in each case such assignment (or availability) shall be made within thirty (30) days after the applicable notice of termination; (ii) without limiting any other provisions of this Section 19.4.4(b), JT's rights and CG's obligations (but not JT's obligations or CG's rights) under Sections 5.1.1, 7.1, 7.2 and 7.3 shall terminate; (iii) CG shall have an irrevocable, exclusive, worldwide license, with the right to grant and authorize sublicenses, under the JT Technology and any trademarks owned by JT used in association with the Terminated Product (excluding JT's trade name) to make, use, sell, import and otherwise exploit the Terminated Product and/or modifications thereof; (iv) CG's obligation to reimburse JT for amounts under
Section 9.8 shall survive with respect to the further commercialization of the Terminated Product, for Third Party Agreements existing as of the notice of termination, provided that CG shall reimburse JT [*] of amounts payable to third parties thereunder as a result of CG's exercise of the license granted under clause (iii); and (v) CG's obligations under Section 4.6 above shall terminate with respect to the Terminated Product and any modifications thereto (it being therefore understood that CG shall have the right (itself or together with or through one or more third parties) to research, develop, sell, market or distribute the Terminated Product and/or modifications thereto). The license granted under clause (iii) shall include the right to enforce proprietary rights included within the JT Technology to the extent necessary for the manufacture, use or sale of the Terminated Product in the Field, and JT shall cooperate fully with CG in connection with such enforcement, including without limitation by joining as a nominal party plaintiff if such joining is necessary for standing purposes, and otherwise in enabling CG to commercialize (directly or through Marketing Distributor) the Terminated Product within the Field. From and after the date of notice of such termination described in this Section 19.4.4(b), CG shall have no further obligation under this Agreement with respect to the Terminated Product (it being understood that, without limitation, CG will have no further obligation to reimburse or credit Development Costs or Operating Expenses incurred by JT with respect to the Terminated Product). In any event of termination described in this Section 19.4.4(b),

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

notwithstanding Section 17.3 above, CG may use and disclose without limitation the data and items described therein (including without limitation, the Data, but without limiting any other rights expressly granted to CG in this Agreement with respect to the Data) for purposes of commercializing the Terminated Products.

                      (c) Launch; Inability to Sell. In the event of a termination of this Agreement pursuant to Section 19.3.3 or 19.3.4 for any particular Collaboration Product in a Terminated Country (as defined in Section
19.3.3 or 19.3.4, as applicable) (for purposes of this Section 19.4.4(c), the "Terminated Product"), the Terminated Product shall cease to be a Collaboration Product in the Terminated Countries for purposes of this Agreement. In addition,
(i) the Terminating Party (as defined in Section 19.3.3 or 19.3.4, as applicable) shall assign or cause to be assigned to the other party (the "Non-Terminating Party") (or if not so assignable, the Terminating Party shall take all reasonable actions to make available to the Non-Terminating party) all regulatory filings and registrations (including MAAs and Marketing Approvals) with respect to the Terminated Product in the Terminated Countries that have been made by or under authority of the Terminating Party, in each case such assignment (or availability) shall be made within thirty (30) days after the applicable notice of termination; (ii) the Non-Terminating Party shall have an irrevocable, exclusive license, with the right to grant and authorize sublicenses, under the Terminating Party's Technology (i.e., the JT Technology or the CG Technology, as the case may be) and any trademarks owned by Terminating Party used in association with the Terminated Product in the Terminated Countries (excluding the Terminating Party's trade name) to make, use, sell, import and otherwise exploit the Terminated Product and/or modifications thereof in the Terminated Countries; (iii) the Non-Terminating Party's obligation to reimburse the Terminating Party for amounts under Section
9.8 shall survive with respect to the further commercialization of the Terminated Product in the Terminated Countries, for Third Party Agreements existing as of the notice of termination, provided that the Non-Terminating Party shall reimburse the Terminating Party [*] of amounts payable to third parties thereunder as a result of the Non-Terminating Party's exercise of the license granted under clause (ii) in the Terminated Countries; and (iv) the Non-Terminating Party's obligations under Section 4.6 above shall terminate with respect to the Terminated Product and any modifications thereto in the Terminated Countries (it being therefore understood that the Non-Terminating Party shall have the right (itself or together with or through one or more third parties) to research, develop, sell, market or distribute the Terminated Product and/or modifications thereto in the Terminated Countries). The license granted under clause (ii) shall include the right to enforce proprietary rights included within the Terminating Party's Technology to the extent necessary for the manufacture, use or sale of the Terminated Product in the Field in the Terminated Countries, and the Terminating Party shall cooperate fully with the Non-Terminating Party in connection with such enforcement, including without limitation by joining as a nominal party plaintiff if such joining is necessary for standing purposes, and otherwise in enabling the Non-

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Terminating Party to commercialize (directly or through Marketing Distributor) the Terminated Product within the Field in the Terminated Countries. In addition, with respect to a termination under Section 19.3.3 or 19.3.4, the Non-Terminating Party shall pay to the Terminating Party a royalty on the Non-Terminating Party's Net Sales of the Terminated Product(s) for use in the Field (as defined in Section 1.24, without regard to any modifications pursuant to Section 6.1.6(b)(ii)(A), 6.5 or 6.6 above) in the Terminated Countries; such royalty shall be negotiated in good faith based upon the extent to which the Terminating Party's Patents (i.e., the JT Patents or the CG Patents, as the case may be) cover such products subject to such royalty, the extent to which the Terminating Party's payments under this Agreement directly benefited the Terminated Product and the extent to which such royalty would increase the total royalties payable to the Terminating Party and third parties with respect to the Terminated Product to the point that the Non-Terminating Party would not be able to commercialize the Terminated Product (itself or through a third party) at a reasonable rate of return. It is understood, however, that any such royalty will take into account that the Non-Terminating Party and third parties acting under its authority may bear additional risk that the Terminating Party was unwilling to bear with respect to the Terminated Products. If the Terminating Party and Non-Terminating Party are unable to agree on the amount of such royalty, it shall be determined in accordance with Section 20.3.1 below. In any event of termination described in this Section 19.4.4(c), notwithstanding Section 17.3 above, the Non-Terminating Party may use and disclose without limitation the data and items described therein (including without limitation, the Data, but without limiting any other rights expressly granted to the Non-Terminating Party in this Agreement with respect to the Data) for purposes of commercializing the Terminated Products in the Terminated Countries in the Field.

                      (d) Material Non-Performance. In the event of any Material Non-Performance by a party, the other party shall, without reasonable delay following discovery of such Material Non-Performance, notify the defaulting party in writing, and the parties shall consult with each other in good faith to endeavor to agree upon the most effective means to cure such Material Non-Performance and, if necessary, to effect a remedy in favor of the non-defaulting party for the consequences of such Material Non-Performance by the defaulting party (collectively, the "Resolution"). In the event (i) the parties are unable to agree upon Resolution, or (ii) the defaulting party, in the exercise of reasonable diligence shall have been unable to remedy such Material Non-Performance, then in either such event the remedy of the non-defaulting party with respect to the Material Non-Performance by the defaulting party shall be determined by arbitration pursuant to Section 20.2 hereof, and the arbitrators shall be authorized to fashion such remedy, including equitable relief, which may include termination of this Agreement in whole or in part, as the arbitrators shall determine appropriate, except that termination of this Agreement in whole shall only be the remedy of last resort.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   ARTICLE 20
                               DISPUTE RESOLUTION

        20.1 Disputes. If the Development Committee, or parties, are unable to resolve any dispute between them arising out of this Agreement, either party may, by written notice to the other, have such dispute referred to the Chief Executive Officer of CG and the head of JT's pharmaceutical business, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Unless otherwise mutually agreed, the negotiations between the designated officers should be conducted by telephone, with three (3) days and times within the period stated above offered by the designated officer of JT to the designated officer of CG for consideration.

        20.2 Full Arbitration. Except as otherwise expressly set forth in
Section 20.3 below, any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement shall be settled by binding arbitration in the manner described in this Section
20.2. The arbitration shall be conducted pursuant to the Commercial Rules and Supplementary Procedures for Large, Complex Disputes of the American Arbitration Association then in effect. Notwithstanding those rules, the following provisions shall apply to the arbitration hereunder:

               20.2.1 Arbitrators. The arbitration shall be conducted by a single arbitrator; provided that at the request of either party, the arbitration shall be conducted by a panel of three (3) arbitrators, with one (1) arbitrator chosen by each of CG and JT and the third appointed by the other two (2) arbitrators. If the parties are unable to agree upon a single arbitrator, or the third arbitrator in case of a panel of three (3), such single or third arbitrator (as the case may be) shall be appointed in accordance with the rules of the American Arbitration Association. In any event, the arbitrator or arbitrators selected in accordance with this Section 20.2.1 are referred to herein as the "Panel" and shall be comprised of independent experts in worldwide business development in the biotechnology industry, unless otherwise agreed.

               20.2.2 Proceedings. Except as otherwise provided herein, the parties and the arbitrators shall use their best efforts to complete the arbitration within one (1) year after the appointment of the Panel under Section
20.2.1 above, unless a party can demonstrate to the Panel that the complexity of the issues or other reasons warrant the extension of one or more of the time tables. In such case, the Panel may extend such time table as reasonably required. The Panel shall, in rendering its decision, apply the substantive law of the State of California, without regard to its conflicts of laws provisions, except that the interpretation of and enforcement of this Article 20 shall be governed by the U.S. Federal Arbitration Act. The proceeding shall be conducted in English and shall take place in New York, New York. All pleadings and written evidence shall be in the English language. Any written evidence in a language other than English shall be submitted in English

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

translation accompanied by the original or true copy thereof. The fees of the Panel shall be paid by the losing party which party shall be designated by the Panel. If the Panel is unable to designate a losing party, it shall so state and the fees shall be split equally between the parties. Each party shall bear the costs of its own attorneys' and experts' fees; provided that the Panel may in its discretion award the prevailing party all or part of the costs and expenses incurred by the prevailing party in connection with the arbitration proceeding. Neither party shall initiate an arbitration hereunder unless it has attempted to resolve the matter in accordance with Section 20.1 above.

        20.3 Short Form Arbitration.

               20.3.1 Development Plans; Royalties; Certain Other. If the parties do not agree upon (a) the Development Plan and Budget for any calendar year in accordance with Section 3.1 above, or (b) whether certain intellectual property should be applied to Collaboration Products pursuant to Section 9.8.2, or (c) the amount of royalty under Section 19.4.4 (c) above, then such matters in issue shall be determined by binding arbitration conducted pursuant to this
Section 20.3 by one (1) arbitrator. In such arbitration, the arbitrator shall be an independent expert (including in the area of the dispute) in worldwide business development in the biotechnology industry mutually acceptable to the parties. If the parties are unable to agree on an arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the chief executive of the New York office of the American Arbitration Association. With respect to arbitration related to clause (a) above, each party to the arbitration shall prepare a written report setting forth its position with respect to the substance of the Development Plan and Budget for the upcoming year. The arbitrator shall select one of the requested positions as his decision, and shall not have authority to render any substantive decision other than to so select the position of either JT or CG; provided, however, that in no event shall any Development Plan and Budget established under this Section 20.3 exceed the maximum amounts applicable under Section 6.1.6 above. The costs of such arbitration shall be shared equally by the parties, and each party shall bear its own expenses in connection with such arbitration. Any such arbitration shall be completed within thirty (30) days following a request by any party for such arbitration.

               20.3.2 Field. Subject to Section 20.1 above, if (i) after the Full Funding Term JT disputes CG's right to develop or otherwise commercialize a product for any Target excluded from the Field pursuant to Section 6.1.6(b)(ii) above or (ii) JT disputes CG's right to develop or otherwise commercialize a product for metastatic renal cell carcinomas or non-small cell lung tumors or [*] as a result of operation of Section 6.5 or 6.6, as applicable or (iii) the Terminating Party (as defined in Section 19.4.4(b) or (c), as applicable) disputes the Non-Terminating Party's (as defined in Section 19.4.4(b) or (c), as applicable) right to develop or otherwise commercialize a Terminated Product pursuant to Section 19.4.4(b) or (c), JT or the Terminating Party, as applicable shall initiate an arbitration proceeding under this Section 20.3.2 below within sixty (60) days of its receipt of

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

notice from the other party that such other party intends to develop or otherwise commercialize a product for such Target or such Terminated Product. If JT or the Terminating Party, as applicable does not initiate such arbitration within such sixty (60)-day period it shall have no further right to dispute the other party's right to develop and commercialize products for such Target or such Terminated Product. Any such dispute shall be finally settled by binding arbitration in New York, New York under the Licensing Rules of American Arbitration Association by a single arbitrator appointed in accordance with such rules and the sole question before the arbitrator shall be whether the disputed Target is within the Field or the product is within the definition of Terminated Product. The arbitrator shall be an independent expert in the area of worldwide business development in the biotechnology industry. THE FOREGOING REMEDY SHALL BE JT'S OR THE TERMINATING PARTY'S, AS APPLICABLE, SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY DISPUTE RELATING TO THE SCOPE OF THE FIELD UNDER SECTION 6.1.6(b), 6.5 OR 6.6 OR WHETHER A PARTICULAR PRODUCT IS WITHIN THE DEFINITION OF TERMINATED PRODUCT (as defined in Section 19.4.4(b) or (c)).

                                   ARTICLE 21
                                  MISCELLANEOUS

        21.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of California, without reference to conflicts of laws principles or the U.N. Convention on the Sale of Goods.

        21.2 Force Majeure. Nonperformance of any party (except for payment of amounts due hereunder) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, or any other reason, including failure of suppliers, where failure to perform is beyond the reasonable control of the nonperforming party. In such event CG or JT, as the case may be, shall promptly notify the other party of such inability and of the period for which such inability is anticipated to continue. Without limiting the foregoing, the party subject to such inability shall use reasonable efforts to minimize the duration of any force majeure event.

        21.3 No Implied Waivers; Rights Cumulative. No failure on the part of CG or JT to exercise and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        21.4 Independent Contractors. Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute CG or JT as partners in the legal sense. No party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party to any contract, agreement or undertaking with any third party.

        21.5 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid; facsimile transmission (receipt verified); or express courier service (signature required), in each case to the respective address or fax number specified below, or such other address or fax number as may be specified in writing to the other parties hereto:

        JT:                      Japan Tobacco Inc.
                                 JT Building
                                 2-1 Toranomon 2-Chome
                                 Minato-ku
                                 Tokyo  105-8422
                                 Japan
                                 Attn:Vice President
                                 Pharmaceutical Business Development
                                 Fax:011-81-3-5572-1449

        with copy to:            Gilbert, Segall and Young LLP
                                 430 Park Avenue
                                 New York, New York 10022-3592
                                 U.S.A.
                                 Attn:Neal N. Beaton, Esq.
                                 Fax:(212) 644-4051

                                 CG:Cell Genesys, Inc.
                                 342 Lakeside Drive
                                 Foster City, California 94404
                                 U.S.A.
                                 Attn:President
                                 Fax:(650) 358-0230


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        with a copy to:          Wilson Sonsini Goodrich & Rosati
                                 Professional Corporation
                                 650 Page Mill Road
                                 Palo Alto, California 94304-1050
                                 U.S.A.
                                 Attn:Kenneth A. Clark, Esq.
                                 Fax:(650) 493-6811

        21.6 Assignment. This Agreement shall not be assignable by either party to any third party without the written consent of the other party hereto; except that either party may assign this Agreement without the other party's consent to an entity that acquires substantially all of the business or assets of the assigning party within the Field, in each case whether by merger, transfer of assets, or otherwise. Upon a permitted assignment of this Agreement, all references herein to the assigning party shall be deemed references to the party to whom the Agreement is so assigned.

        21.7 Modification. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by both parties hereto. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by both parties hereto.

        21.8 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. In the event a party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other party shall have the right to terminate this Agreement upon sixty (60) days' prior written notice to the asserting party, unless such assertion is eliminated and cured within such sixty (60)-day period. Any termination in accordance with the foregoing sentence shall be deemed a termination pursuant to Section 19.3.1 if the asserting party is JT, or pursuant to Section 19.2.2 (for Material Non-Performance by CG) if the asserting party is CG.

        21.9 Publicity. Each of the parties hereto agrees not to disclose to any third party the financial terms of this Agreement without the prior written consent of the other party hereto, except to advisors, investors and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Notwithstanding the foregoing, the parties shall agree upon a press release to announce the execution of this Agreement, together with a

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

corresponding Question & Answer outline for use in responding to inquiries about the Agreement; thereafter, JT and CG may each disclose to third parties the information contained in such press release and Question & Answer outline without the need for further approval by the other.

        21.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

        21.11 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

        21.12 Patent Marking. CG and JT agree to mark and have their Affiliates and Marketing Distributor mark all patented Collaboration Products they sell or distribute pursuant to this Agreement in accordance with the applicable patent statutes or regulations in the country or countries of manufacture and sale thereof.

        21.13 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of CG and JT are subject to prior compliance with United States and foreign export regulations and such other United States and foreign laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and foreign jurisdictions. CG and JT shall cooperate with each other and shall provide assistance to the other as reasonably necessary to obtain any required approvals.

        21.14 Review by Fair Trade Commission. JT agrees to file this Agreement, if required by applicable Japanese law, with the Japanese Fair Trade Commission (the "JFTC"), and shall provide to CG an English translation of all notifications filed in connection with this Agreement promptly after filing. If the JFTC advises or recommends the amendment or deletion of any terms and conditions of, or any addition to, this Agreement, JT shall immediately inform CG of such advice or recommendation and the parties shall negotiate in good faith to modify this Agreement in accordance with such advice or recommendation. Notwithstanding the provisions of Section 21.8, if within thirty (30) days after receipt of a written recommendation from the JFTC, the parties do not reach agreement, either party may terminate this Agreement without incurring any further liability or obligation.

        21.15 Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        21.16 Entire Agreement. This Agreement (including the Exhibits hereto), constitutes the entire agreement, both written or oral, with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between CG and JT with respect to such subject matter.


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

JAPAN TOBACCO INC.

By:
        -------------------------------
        Masakazu Kakei
        Executive Director

CELL GENESYS, INC.

By:
        -------------------------------
        Stephen A. Sherwin, M.D.
        Chairman and Chief Executive Officer


          SIGNATURE PAGE TO JAPAN TOBACCO - CELL GENESYS GVAX AGREEMENT

                                  EXHIBIT 1.2.1

                                   CG PATENTS

                                       [*]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   EXHIBIT 1.7

                              CLINICAL REPORT FORM

                                       [*]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 1.21

                                     EUROPE

        Albania                         Macedonia
        Andorra                         Malta
        Armenia                         Moldova
        Austria                         Monaco
        Azerbaijan                      Montenegro
        Belarus                         Netherlands
        Belgium                         Norway
        Bosnia and Herzegovina          Poland
        Bulgaria                        Portugal
        Croatia                         Romania
        Cypress                         Russia
        Czech Republic                  San Marino
        Denmark                         Serbia
        Estonia                         Slovakia
        Finland                         Slovenia
        France                          Spain
        Georgia                         Sweden
        Germany                         Switzerland
        Greece                          Turkey
        Hungary                         Ukraine
        Iceland                         United Kingdom
        Ireland                         Vatican City
        Italy
        Latvia
        Liechtenstein
        Lithuania
        Luxembourg


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 1.56

                                 SUBJECT PATENTS

                                       [*]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 1.59

                           CG'S THIRD PARTY AGREEMENTS

                                       [*]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                  EXHIBIT 6.1.1

                              FTE RATE CALCULATION

                                       [*]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   EXHIBIT 3.3

                       INITIAL DEVELOPMENT PLAN AND BUDGET

                                       [*]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 6.4

                                CREDIT AGREEMENT

                                   [ATTACHED]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                            CREDIT FACILITY AGREEMENT

        This CREDIT FACILITY AGREEMENT ("Credit Agreement"), dated as of _____ , is entered into by and between:

        (1) Japan Tobacco Inc. ("Lender"); and

        (2) Cell Genesys, Inc. ("Borrower").

                                   BACKGROUND

        A. Borrower and Lender have entered into that certain GVAX(TM) Agreement to which this Exhibit 6.4 is attached (the "GVAX Agreement"), pursuant to which Lender is to provide to Borrower a credit facility.

        B. Borrower and Lender wish to set forth their agreements with respect to such credit facility.

        NOW THEREFORE, for and in consideration of the covenants, conditions, undertakings and premises set forth herein, the parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

        1.1 Definitions. Unless otherwise indicated in this Credit Agreement, each capitalized term set forth in Schedule 1, when used in this Credit Agreement, shall have the respective meaning given to that term in Schedule 1 or in the provision of this Credit Agreement referenced in Schedule 1. Each capitalized term used and not otherwise defined in this Credit Agreement shall have the meaning given to that term in the GVAX Agreement.

        1.2 GAAP. Unless otherwise indicated in this Credit Agreement, all accounting terms used in this Credit Agreement and the other Credit Documents shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.

        1.3 Construction. This Credit Agreement and the other Credit Documents are the result of negotiations among, and have been reviewed by, Borrower, Lender and their respective counsel. Accordingly, this Credit Agreement and the other Credit Documents shall be deemed to

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender.

        1.4 Calculation of Interest and Fees. All calculations of interest and fees under this Credit Agreement and the other Credit Documents for any period shall include the first day of such period and exclude the last day of such period.

                                    ARTICLE 2
                                    ADVANCES

        2.1 Terms. Subject to the terms and conditions of this Credit Agreement, Lender agrees to advance to Borrower from time to time, such sums as Borrower may request (the "Advances"), but which shall not exceed the Commitment. Each Advance shall be made and used to pay Later Stage Development Costs with respect to a specific Collaboration Product. Advances shall be made in U.S. dollars or Japanese yen (as requested by Borrower) in same day or immediately available funds. Each Advance denominated in U.S. dollars shall be in an amount equal to at least U.S. [*] or any integral multiple of U.S. [*] in excess thereof and shall be made [*] days after receipt by Lender of a Notice of Borrowing in the form of Schedule 2. Each Advance denominated in Japanese yen shall be in an amount equal to at least [*] or any integral multiple of [*] in excess thereof and shall be made [*] days after delivery to Lender of a Notice of Borrowing.

        2.2 Payment of Principal. If not paid earlier, the outstanding principal balance of all Advances with respect to a Collaboration Product shall be due and payable to Lender on the Termination Date with respect to Advances relating to such Collaboration Product.

        2.3 Interest. Interest on the outstanding principal balance of each Advance while such Advance is outstanding shall accrue at the Applicable Prime Rate in effect on the date of such Advance. All accrued and unpaid interest on an Advance shall compound on an annual basis. Accrued interest on each Advance or portion thereof shall be due and payable to Lender at the time of each repayment of principal on such Advance.

        2.4 Other Payment Terms.

               (a) Place and Manner. Borrower shall make all payments due to Lender by wire transfer in lawful money of the United States with respect to Advances denominated in U.S. dollars and in lawful money of Japan with respect to Advances denominated in Japanese yen. Such payments shall be in same day or immediately available funds according to such wire instructions as Lender shall supply to Borrower from time to time.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

               (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

        2.5 Promissory Note. The Obligations of Borrower to Lender hereunder shall be evidenced by a promissory note in the form of Schedule 3 hereto (the "Note") and the amounts of the Advances hereunder, interest due with respect thereto, and repayments and payments thereof shall be recorded on the records of Lender and Borrower.

        2.6 Security. The Obligations under this Credit Agreement and the Note shall be secured by a security agreement in the form of Schedule 4 hereto (the "Security Agreement").

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        3.1 To induce Lender to enter into this Credit Agreement and to make Advances hereunder, Borrower represents and warrants to Lender as follows:

        3.2 Due Incorporation, Qualification, etc.. Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and (iii) is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse impact on Borrower.

        3.3 Authority. The execution, delivery and performance by Borrower of each Credit Document to be executed by Borrower and the consummation of the transactions contemplated thereby (i) are within the power of Borrower and (ii) have been duly authorized by all necessary actions on the part of Borrower.

        3.4 Enforceability. Each Credit Document executed, or to be executed, by Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

        3.5 Non-Contravention. The execution and delivery by Borrower of the Credit Documents and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Certificate of Incorporation or Bylaws of the Borrower or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower;

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

(ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Borrower is a party or by which it is bound; or (iii) result in the creation or imposition of any lien (other than the lien granted under the Security Agreement) upon any property, asset or revenue of Borrower or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Borrower, its business or operations, or any of its assets or properties.

        3.6 Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person is required in connection with the execution and delivery of the Credit Documents by Borrower and the performance and consummation of the transactions contemplated thereby.

        3.7 Other Regulations. Borrower is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

        3.8 Financial Statements. The financial statements of Borrower which have been delivered to Lender pursuant to Section 5.1, (i) are in accordance with the books and records of Borrower and have been prepared in conformity with GAAP; and (ii) fairly present in all material respects the consolidated financial position of Borrower as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein.

        3.9 Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or Borrower's Affiliates at law or in equity in any court or before any other governmental authority which (i) could reasonably be expected to have a material adverse impact on Borrower or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower of the Credit Documents or the transactions contemplated thereby.

                                    ARTICLE 4
                                   CONDITIONS

        4.1 Conditions to Effectiveness. The effectiveness of this Credit Agreement is subject to the prior satisfaction or waiver of the conditions set forth in this Section 4.1.

                (a)     Borrower shall have duly executed and delivered to
                        Lender:

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                        (i)     this Credit Agreement;

                        (ii)    the Note; and

                        (iii) the Security Agreement and all deliveries contemplated thereby.

                (b) Borrower shall have delivered to Lender all UCC-1 financing statements and other documents and instruments which Lender may reasonably request to perfect its security interest in the collateral described in the Security Agreement.

                (c) Borrower shall have caused to be delivered to Lender an opinion of counsel in substantially the form of Schedule 5 hereto.

        4.2 Conditions to Advances. Lender's obligation to make each Advance is subject to the prior satisfaction or waiver of all the conditions set forth in this Section 4.2.

               (a) The representations and warranties made by Borrower in
Article 3 hereof and in the Security Agreement shall be true and correct as of the date on which each Advance is made and after giving effect to the making of the Advance. The submission by Borrower to Lender of a request for an Advance shall be deemed to be a certification by the Borrower that as of the date of borrowing, the representations and warranties made by Borrower in Article 3 hereof are true and correct.

               (b) No Event of Default or Default has occurred or is continuing.

               (c) The total aggregate principal amount of outstanding Advances does not exceed the Commitment.

               (d) The date of such Advance shall not occur after:

                      (i) Lender has provided a notice of termination of the GVAX Agreement to Borrower in accordance with Section 19.3.1 of the GVAX Agreement;

                      (ii) either Lender or Borrower has provided notice of termination with respect to the applicable Collaboration Product to the other party in accordance with Section 19.3.2 or 19.3.3 of the GVAX Agreement;

                      (iii) Lender has notified Borrower that Borrower is in material breach under Section 19.2 of the GVAX Agreement, where such breach exists and remains uncured; or

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                      (iv) there has been a notice of termination or material breach (which remains uncured) provided pursuant to any other material agreement between Borrower or its Affiliates and Lender or its Affiliates relating to the Development Program or other activities under the GVAX Agreement, with respect to the applicable Collaboration Product.

               (e) The GVAX Agreement shall not have been assigned by Borrower to a third party with annual revenues in excess of [*] pursuant to Section 21.6 of the GVAX Agreement nor has Borrower become a subsidiary of any such third party with annual revenues in excess of [*].

               (f) Borrower has not failed to pay any material Indebtedness (excluding Obligations) owed by Borrower on the date due where such failure continued for [*] Business Day after Borrower's receipt of written notice thereof.



                                    ARTICLE 5
                                    COVENANTS

        5.1 Financial Information. While any Advances are outstanding under this Credit Agreement, Borrower will deliver to Lender (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower a consolidated balance sheet of Borrower and its subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of Borrower an unaudited consolidated financial report for such quarter; provided that the foregoing shall be deemed satisfied for any fiscal year or quarter, as the case may be, upon delivery by Borrower to Lender promptly after filing of the report which Borrower files with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

        5.2 Maintenance of Properties. Borrower will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 5.2 shall prevent Borrower from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        5.3 Payment of Taxes and Other Claims. Borrower will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon Borrower or upon the income, profits or property, of Borrower, and (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of Borrower; provided however, that Borrower shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on Borrower, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings and has been bonded or a reserve has been established on Borrower's books to the extent required in accordance with GAAP.

        5.4 Affiliate Transactions. Borrower shall not enter into any contractual obligation with any Affiliate (other than a subsidiary) or engage in any other transaction with any Affiliate (other than a subsidiary) except upon terms at least as favorable to Borrower as an arms-length transaction with unaffiliated Persons.

        5.5 Inspection Rights. Lender and its representatives shall have the right to inspect Borrower's records with respect to the Advances and the Later Stage Development Costs on which Advances are utilized upon reasonable prior notice and during regular business hours.

        5.6 Dividends. Borrower shall not (i) pay any cash dividends or make any distributions of assets to any holder of its equity securities; or (ii) set apart any sum for any such purpose; it being understood, that the foregoing shall not prevent Borrower from distributing a dividend payable solely in the form of its equity securities to its existing holders of equity securities.

                                    ARTICLE 6
                                EVENTS OF DEFAULT

        6.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Credit Agreement and the Note:

               (a) Failure to Pay. Borrower shall fail to pay (i) the principal amount of all outstanding Advances on the Termination Date hereunder; (ii) any interest, Obligation or other payment required under the terms of this Credit Agreement or any other Credit Document on the date due and such failure shall continue for [*] Business Days after Borrower's receipt of Lender's written notice thereof to Borrower; or (iii) any Indebtedness (excluding Obligations) owed by Borrower to Lender on the date due and such failure shall continue for [*] Business Days after Borrower's receipt of Lender's written notice thereof to Borrower; or

               (b) Breaches of Covenants. Borrower shall fail to observe or perform any covenant, obligation, condition or agreement contained in this Credit Agreement or the other

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Credit Documents (other than those specified in Section 6.1(a)) and such failure shall continue for fifteen (15) days after notice by Lender to Borrower of such failure; or

               (c) Voluntary Bankruptcy or Insolvency Proceedings. Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

               (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within [*] calendar days of commencement; or

               (e) Judgments. A final judgment or order for the payment of money in excess of [*] (exclusive of amounts covered by insurance issued by an insurer not an affiliate of Borrower) shall be rendered against Borrower and the same shall remain undischarged for a period of [*] days during which execution shall not be effectively stayed.

        6.2 Rights of Lender upon Default.

               (a) Acceleration. Upon the occurrence or existence of any Event of Default described in Sections 6.1(c) and 6.1(d), automatically and without notice or, at the option of Lender, upon the occurrence of an Event of Default described in Sections 6.1(a) or 6.1(b), all outstanding Obligations payable by Borrower hereunder shall become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Credit Documents to the contrary notwithstanding.

               (b) Cumulative Rights, etc.. The rights, powers and remedies of Lender under this Credit Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, any transaction contemplated thereby or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                    ARTICLE 7
                                  MISCELLANEOUS

        7.1 Governing Law. This Credit Agreement and each of the other Credit Documents and any dispute arising from the performance or breach hereof or thereof shall be governed by and construed and enforced in accordance with, the laws of the State of California, without reference to conflicts of laws principles.

        7.2 Set-off. In addition to any rights and remedies of Lender provided by law, Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against any Indebtedness, whether matured or unmatured, of Borrower to Lender (including, without limitation, the Obligations), any amount owing from Lender to Borrower. The aforesaid right of set-off may be exercised by Lender against Borrower or against any trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by Lender prior to the occurrence of a Default or an Event of Default. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender.

        7.3 No Implied Waivers; Rights Cumulative. No failure on the part of Lender or Borrower to exercise and no delay in exercising any right under this Credit Agreement or any of the other Credit Documents, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

        7.4 Independent Contractors. Nothing contained in this Credit Agreement or any of the other Credit Documents is intended implicitly, or is to be construed, to constitute Lender or Borrower as partners in the legal sense. No party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party to any contract, agreement or undertaking with any third party.

        7.5 Notices. Except as otherwise provided herein, all notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid; facsimile transmission (receipt verified); or express courier service (signature required), in each case to the respective address or fax number specified below, or such other address or fax number as may be specified in writing to the other parties hereto. All such notices and communications shall be effective (a) when sent by overnight service of recognized standing, on the Business Day following the

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the applicable governmental postal service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt; provided, however, that any notice delivered to Lender under Article 2 shall not be effective until received by Lender.

           Lender:                Japan Tobacco Inc.
                                  JT Building
                                  2-1 Toranomon 2-Chome
                                  Minato-ku
                                  Tokyo  105-8422
                                  Japan
                                  Attn: Vice President
                                  Pharmaceutical Business Development
                                  Fax: 011-81-3-5572-1449

         with copy to:            Gilbert, Segall and Young LLP
                                  430 Park Avenue
                                  New York, New York 10022-3592
                                  U.S.A.
                                  Attn: Neal N. Beaton, Esq.
                                  Fax: (212) 644-4051

         Borrower:                Cell Genesys, Inc.
                                  342 Lakeside Drive
                                  Foster City, California 94404
                                  U.S.A.
                                  Attn: President
                                  Fax: (650) 358-0230

         with a copy to:          Wilson Sonsini Goodrich & Rosati
                                  Professional Corporation
                                  650 Page Mill Road
                                  Palo Alto, California 94304-1050
                                  U.S.A.
                                  Attn: Kenneth A. Clark, Esq.
                                  Fax: (650) 493-6811

        7.6 Assignment. This Credit Agreement and the other Credit Documents shall not be assignable by either party to any third party without the written consent of the other party hereto;

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

except that (i) either party may assign this Credit Agreement together with the other Credit Documents without the other party's consent in connection with the assignment of the GVAX Agreement to an entity that acquires substantially all of the business or assets of the assigning party within the Field, in each case whether by merger, transfer of assets, or otherwise and (ii) Lender may assign any rights to the payment of money arising hereunder. Upon a permitted assignment of this Credit Agreement, all references herein to the assigning party shall be deemed references to the party to whom this Credit Agreement is so assigned. This Credit Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and permitted assigns.

        7.7 Modification. No amendment or modification of any provision of this Credit Agreement or any other Credit Document shall be effective unless in writing signed by both of the parties hereto. No provision of this Credit Agreement or any other Credit Document shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by both of the parties.

        7.8 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

        7.9 No Third Party Rights. Nothing expressed in or to be implied from this Credit Agreement or any other Credit Document is intended to give, or shall be construed to give, any Person, other than the parties hereto and thereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Credit Agreement or any other Credit Document.

        7.10 Counterparts. This Credit Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

        7.11 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Credit Agreement.

        7.12 Language. This Credit Agreement and the other Credit Documents are in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Credit Agreement or the other Credit Documents shall be in the English language.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        7.13 Entire Agreement. This Credit Agreement (including the Schedules hereto) and the other Credit Documents together with the GVAX Agreement (including the Exhibits thereto) constitute the entire agreement, both written or oral, with respect to the subject matter hereof, and supersede all prior or contemporaneous understandings or agreements, whether written or oral, between Lender and Borrower with respect to such subject matter. It is understood that this Credit Facility Agreement and the GVAX Agreement are independent, and the termination of this Credit Facility Agreement or the GVAX Agreement shall not affect the other.

        7.14 Disputes. All disputes and controversies arising hereunder shall be resolved in the manner provided in Article 20 of the GVAX Agreement.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

        JAPAN TOBACCO INC. ("Lender")

        By:
           -------------------------------
        Name:
             -----------------------------
        Title:
              ----------------------------

        CELL GENESYS, INC. ("Borrower")

        By:
           -------------------------------
        Name:
             -----------------------------
        Title:
              ----------------------------

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   SCHEDULE 1

                                   DEFINITIONS

        a. "Advances" shall have the meaning set forth in Section 2.1 of this Credit Agreement.

        b. "Applicable Prime Rate" shall mean, with respect to Advances in U.S. dollars, the rate per annum which is quoted as the "Prime Rate" for the United States in the "Money Rates" column of The Wall Street Journal (U.S., Western Edition), and with respect to Advances in Japanese yen, the rate per annum which is quoted as the rate for Japan in the "Foreign Prime Rates" section of the "Money Rates" column of The Wall Street Journal (U.S., Western Edition), in each case, on the date such Advance is made. All computations of interest shall be based on a year of 365 days and actual days elapsed.

        c. "Business Day" shall mean any day on which commercial banks are not authorized or required to close in San Francisco, California or Tokyo, Japan.

        d. "Commitment" shall mean an amount equal to the lesser of (i) Thirty Million Dollars (U.S. $30,000,000) and (ii) at any date of determination, [*] of the cumulative amount of all Later Stage Development Costs shown under the most recent and all previous annual Development Plans and Budgets; provided that Advances with respect to any Collaboration Product shall not exceed [*] of the cumulative amount of all Later Stage Development Costs with respect to such Collaboration Product. In the case of an Advance in Japanese Yen, the calculation of the aggregate Commitment shall be made by converting Japanese Yen so advanced into the equivalent in U.S. dollars using the T.T.M. currency exchange rate (U.S.$-JP(Y)) quoted by the Bank of Tokyo-Mitsubishi as of the date of Notice of Borrowing (if such date is not a Business Day, then on the next succeeding Business Day). The amount of the Commitment advanced shall not change based upon subsequent changes in the exchange rate.

        e. "Credit Documents" shall mean and include this Credit Agreement, the Note, the Security Agreement, the GVAX Agreement and any other documents, instruments and agreements delivered by Borrower to Lender in connection with this Credit Agreement.

        f. "Default" shall mean any event or circumstance not yet constituting an Event of Default but which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

        g. "Event of Default" shall have the meaning set forth in Section 6.1 of this Credit Agreement.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        h. "GAAP" shall mean United States Generally Accepted Accounting Principles and cost accounting principles generally accepted in the United States.

        i. "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        j. "Indebtedness" of any Person shall mean and include the aggregate amount of, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with GAAP),
(iv) all obligations under capital leases of such Person, (v) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, (vi) all guaranties of such Person of the obligations of another Person; (vii) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement upon an event of default are limited to repossession or sale of such property), (viii) net exposure under any interest rate swap, currency swap, forward, cap, floor or other similar contract that is not entered to in connection with a bona fide hedging operation that provides offsetting benefits to such Person, which agreements shall be marked to market on a current basis, and (ix) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

        k. "Later Stage Development Costs" shall mean [*]

        l. "Note" shall have the meaning set forth in Section 2.5 of this Credit Agreement.

        m. "Notice of Borrowing" shall mean a notice of borrowing in the form of
Schedule 2 hereto.

        n. "Obligations" shall mean and include all Advances and liabilities, owed by Borrower to Lender of every kind and description, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of any of the Credit Documents, including, without limitation, all interest, fees, charges, expenses, reasonable attorneys' fees (and expenses) and accountants' fees (and expenses) chargeable to Borrower or payable by Borrower hereunder or thereunder.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        o. "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture, other entity or a Governmental Authority.

        p. "Security Agreement" shall have the meaning set forth in Section 2.6 of this Credit Agreement.

        q. "Termination Date" shall mean, with respect to Advances related to each Collaboration Product, the earlier of (i) the [*] of the first Advance with respect to such Collaboration Product under this Credit Agreement, or (ii) the end of the [*] year of the Borrower in which Pre-Tax Operating Profits realized by Borrower are [*] with respect to such Collaboration Product.


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   SCHEDULE 2

                               NOTICE OF BORROWING

                                     [Date]

        Japan Tobacco, Inc.
        JT Building
        2-1 Toranomon 2-Chome
        Minato-ku
        Tokyo 105-8422
        Japan
        Attention:  Vice President
                    Pharmaceutical Business Development

        1. Reference is made to that certain Credit Facility Agreement, dated as of ____________ (the "Credit Agreement"), between Cell Genesys, Inc. ("Borrower") and Japan Tobacco Inc. ("Lender"). Unless otherwise indicated, all capitalized terms defined in the Credit Agreement have the same respective meanings when used herein.

        2. Pursuant to Section 2.1 of the Credit Agreement, Borrower hereby requests an Advance upon the following terms:

                (a) The requested Advance is to be in [U.S. dollars in the amount of $__________] [Japanese yen in the amount of (Y)__________];

                (b) The date of the requested Advance is to be __________.

        3. Borrower hereby certifies to Lender that, on the date hereof and on the date of such borrowing and after giving effect to the requested borrowing:

                (a) The representations and warranties set forth in Article 3 of the Credit Agreement are or will be true and correct as if made on such date; and

                (b) No Event of Default or Default has occurred and is continuing.

        4. Please disburse the proceeds of the requested Advance to __________.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        IN WITNESS WHEREOF, Borrower has executed this Notice of Borrowing on the date set forth above.

                            CELL GENESYS, INC.

                            By:
                               -------------------------------
                            Name:
                                 -----------------------------
                            Title:
                                  ----------------------------

     cc: Gilbert, Segall and Young LLP

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   SCHEDULE 3

                                PROMISSORY NOTE

                                   [Attached]



--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                PROMISSORY NOTE

        $30,000,000                                    ___________, California

                                                                          [Date]

        FOR VALUE RECEIVED, CELL GENESYS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of Japan Tobacco Inc. (the "Holder"), the principal sum of Thirty Million Dollars ($30,000,000.00) or such lessor amount as is outstanding from time to time as Advances pursuant to the Credit Agreement (as defined below), upon the following terms and conditions:

        1. Defined Terms. Capitalized terms used and not otherwise defined in this Promissory Note (this "Note") shall have the respective meanings given in that certain Credit Facility Agreement, dated as of _____________, between the Company and the Holder ("Credit Agreement").

        2. Principal and Interest. Interest shall accrue on Advances at the rate, and payments of principal and interest made hereunder shall be made, as set forth in the Credit Agreement the provisions of which are incorporated herein by reference. Holder is hereby authorized to endorse the date, amount and maturity of each Advance made by it and the amount and date of each payment of principal made by the Company with respect thereto on the schedule annexed to this Note; provided, that any failure to endorse such information on such schedule shall not in any manner affect any obligation of the Company under the Credit Agreement and this Note.

        3. Credit Agreement. Holder shall be entitled to the benefits provided in the Credit Agreement. Reference is made to the Credit Agreement for provisions with respect to (i) the obligation of Holder to advance the Advances to the Company, (ii) the manner in which Interest is computed and accrued, (iii) the Company's rights, if any, to prepay all or part of the Advances, and (iv) the events upon which the maturity of this Note may be accelerated or shall be accelerated automatically.

        4. Security Agreement. This Note is secured by the Security Agreement of even date herewith (as amended, modified or supplemented, the "Security Agreement") to be delivered by Company to Holder. Nothing herein shall be deemed to limit any of the terms or provisions of the Security Agreement or any other present or further document, instrument or agreement between Company and Holder, and all of Holder's rights and remedies hereunder and thereunder are cumulative.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        5. Events of Default. The occurrence of any Event of Default under the Credit Agreement shall constitute an Event of Default under this Note.

        6. Costs. The undersigned agrees to pay any costs of collection of this Note, including without limitation reasonable attorneys' fees and costs, in the event an Event of Default occurs and is continuing.

        7. Governing Law. This Note has been made and delivered in the State of California and shall be construed in accordance with, and all actions arising hereunder shall be governed by, the laws of the State of California, without reference to conflicts of laws principles.

           IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the date first set forth above.

CELL GENESYS, INC.

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   SCHEDULE 4

                               SECURITY AGREEMENT

                                   [Attached]



--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                               SECURITY AGREEMENT

               This SECURITY AGREEMENT, dated as of is executed by Cell Genesys, Inc. ("Grantor"), in favor of Japan Tobacco Inc. ("Secured Party").

                                   BACKGROUND

        A. Grantor and Secured Party have entered into a GVAX(TM) Agreement dated December 18, 1998 (the "GVAX Agreement") pursuant to which Grantor and Secured Party are collaborating on the development and commercialization of certain products, all as set forth in therein.

        B. In connection with the GVAX Agreement, Grantor and Secured Party have entered into a Credit Facility Agreement dated December 18, 1998 (the "Credit Agreement") and Grantor has executed a Promissory Note (the "Note") in favor of Secured Party.

        C. Pursuant to the Credit Agreement, Grantor has agreed to enter into this Security Agreement and to grant Secured Party the security interest in the Collateral described below.

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

        1. DEFINITIONS AND INTERPRETATION. Unless otherwise indicated in this Security Agreement, each capitalized term shall have the respective meaning as set forth below, when used in this Security Agreement. All other capitalized terms used and not otherwise defined in this Security Agreement shall have the respective meanings given to those terms in the Credit Agreement, or if not otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

        1.1 "Collateral" shall have the meaning given to that term in Section 2 hereof.

        1.2 "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing.

        1.3 "Permitted Liens" shall mean and include: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

contested in good faith; (ii) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) Liens securing obligations under a capital lease if such Liens do not extend to property other than the property leased under such capital lease; (v) Liens upon any equipment acquired or held by Grantor to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (vi) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property; (vii) Liens in favor of Secured Party; (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;
(viii) Liens which constitute rights of set-off of a customary nature or banker's liens, whether arising by law or by contract, (ix) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; and (x) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default.

        1.4 "Proceeds" shall have the meaning given to that term in Attachment 1 hereto.

        1.5 "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

        1.6 "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

        2. GRANT OF SECURITY INTEREST. As security for the Obligations, Grantor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title and interests of Grantor in and to the property described in Attachment 1 hereto (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference. Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property or rights to the extent the granting of a security interest therein (1) would be contrary to applicable law or (2) is prohibited by or would constitute a default under any agreement or document governing such property or rights (but only to the extent such prohibition is enforceable under applicable law).


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Secured Party that (a) Grantor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) Secured Party has (or in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral, except for Permitted Liens; (c) each Receivable is genuine and enforceable against the party obligated to pay the same; and (d) the Collateral is free and clear of consensual liens granted by Grantor (other than the lien granted hereunder).

        4. COVENANTS RELATING TO COLLATERAL. Grantor hereby agrees (a) to perform all reasonable acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Secured Party therein and the priority of such Lien, except for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation of any provision of any documents, instruments or agreements executed in connection with the Obligations, or (ii) in violation of any applicable law, rule or regulation; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral, except where any such taxes or charges are being disputed in good faith with appropriate proceedings;
(d) without written notice to Secured Party, not to change Grantor's name or place of business (or, if Grantor has more than one place of business, its chief executive office), or the office in which Grantor's records relating to Receivables are kept, (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its Lien hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral consisting of instruments; (f) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; (h) to keep separate, accurate and complete records of the Collateral; (i) to collect, enforce and receive delivery of the Receivables in accordance with past practice; and (j) to comply with all material requirements of law relating to the production, possession, operation, maintenance and control of the products (including the Fair Labor Standards
Act).

        5. AUTHORIZED ACTION BY AGENT. Grantor hereby irrevocably appoints Secured Party as its attorney-in-fact and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Grantor or any third party for failure so to do) any act which Grantor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Grantor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

(b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Grantor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Secured Party shall not exercise any such powers prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Grantor agrees to reimburse Secured Party upon demand for any reasonable costs and expenses, including attorneys' fees, Secured Party may incur while acting as Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

        6. DEFAULT AND REMEDIES. Grantor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of any Event of Default under the Credit Agreement. Upon the occurrence and during the continuance of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to: (a) require Grantor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, trade name, copyright, patent or technical process used by Grantor. Grantor hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable.

        7. MISCELLANEOUS.

        7.1 Governing Law. This Security Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of California, without reference to conflicts of laws principles.

        7.2 No Implied Waivers; Rights Cumulative. No failure on the part of Secured Party or Grantor to exercise and no delay in exercising any right under this Security Agreement or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

        7.3 Independent Contractors. Nothing contained in this Security Agreement is intended implicitly, or is to be construed, to constitute Secured Party or Grantor as partners in the legal sense. No party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party to any contract, agreement or undertaking with any third party.

        7.4 Notices. Except as otherwise provided herein, all notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid; facsimile transmission (receipt verified); or express courier service (signature required), in each case to the respective address or fax number specified below, or such other address or fax number as may be specified in writing to the other parties hereto. All such notices and communications shall be effective (a) when sent by overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the applicable governmental postal service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

          Secured Party:     Japan Tobacco Inc.
                             JT Building
                             2-1 Toranomon 2-Chome
                             Minato-ku
                             Tokyo  105-8422
                             Japan
                             Attn: Vice President
                                   Pharmaceutical Business Development
                             Fax: 011-81-3-5572-1449

          with copy to:      Gilbert, Segall and Young LLP
                             430 Park Avenue
                             New York, New York 10022-3592
                             U.S.A.
                             Attn: Neal N. Beaton, Esq.
                             Fax: (212) 644-4051

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

          Grantor:           Cell Genesys, Inc.
                             342 Lakeside Drive
                             Foster City, California 94404
                             U.S.A.
                             Attn: President
                             Fax: (650) 358-0230

          with a copy to:    Wilson Sonsini Goodrich & Rosati
                             Professional Corporation
                             650 Page Mill Road
                             Palo Alto, California 94304-1050
                             U.S.A.
                             Attn: Kenneth A. Clark, Esq.
                             Fax: (650) 493-6811

        7.5 Assignment. This Security Agreement shall not be assignable by Grantor to any third party without the written consent of the Secured Party; except that Grantor may assign this Security Agreement without the Secured Party's consent in connection with the assignment of the GVAX Agreement to an entity that acquires substantially all of the business or assets of the Grantor within the Field, in each case whether by merger, transfer of assets, or otherwise. Upon a permitted assignment of this Security Agreement, all references herein to the assigning party shall be deemed references to the party to whom this Security Agreement is so assigned. This Security Agreement shall be binding upon and inure to the benefit of Grantor, Secured Party and their respective successors and permitted assigns.

        7.6 Modification. No amendment or modification of any provision of this Security Agreement shall be effective unless in writing signed by both of the parties hereto. No provision of this Security Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by both of the parties.

        7.7 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        7.8 No Third Party Rights. Nothing expressed in or to be implied from this Security Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and thereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Security Agreement or any other Credit Document.

        7.9 Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

        7.10 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Security Agreement.

        7.11 Language. This Security Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Security Agreement shall be in the English language.

        7.12 Entire Agreement. This Security Agreement (including the Attachments hereto) together with the other documents, instruments or agreements executed in connection with the Obligations, taken together, constitute the entire agreement, both written or oral, with respect to the subject matter hereof, and supersede all prior or contemporaneous understandings or agreements, whether written or oral, between Secured Party and Grantor with respect to such subject matter.

        7.13 Disputes. All disputes and controversies arising hereunder shall be resolved in the manner provided in Article 20 of the GVAX Agreement.

        7.14 Jury Trial. EACH OF GRANTOR AND SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.



--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed as of the date first above written and delivered to the Secured Party.

CELL GENESYS, INC. ("Grantor")

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


AGREED:

JAPAN TOBACCO INC. ("Secured Party")

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  ATTACHMENT 1

                              TO SECURITY AGREEMENT

All right, title and interest of Grantor now owned or hereafter acquired in and to the following:

        (a) All rights to receive cash consideration for rights in or to the Core Patents Rights, including, without limitation, Grantor's rights in Net Third Party Royalties (as defined in the GVAX Agreement);

        (b) Accounts receivable from the sales of Collaboration Products ("Receivables"); and

        (c) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any collateral, and all rights to payment with respect to any cause of action affecting or relating to the collateral) ("Proceeds");

        "Core Patent Rights" shall mean the patents and patent applications listed on Annex A to this Attachment 1 which exist as of the date hereof, together with all reissues, renewals, re-examinations, extensions and any divisions or continuations, in whole or in part, thereof.

        "Collaboration Products" shall have the meaning as set forth in the GVAX Agreement.


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   SCHEDULE 5

                                  LEGAL OPINION

                                   [Attached]


--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                   SCHEDULE 5

                                 FORM OF OPINION

                                     [Date]

        Japan Tobacco Inc.
        JT Building
        2-1 Toranomon 2-Chome
        Minato-ku
        Tokyo  105-8422
        Japan

        Re: CREDIT FACILITY AGREEMENT, DATED AS OF __________, BETWEEN CELL GENESYS, INC. AND JAPAN TOBACCO INC. (THE "CREDIT AGREEMENT")

        Ladies and Gentlemen:

        We have acted as special counsel to Cell Genesys, Inc., a Delaware corporation ("Borrower"), in connection with the execution and delivery of the Credit Agreement, between Borrower and Japan Tobacco Inc. ("Lender"). This opinion is rendered to you pursuant to Section 4.1(c) of the Credit Agreement. All capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

        In rendering the opinions expressed below, we have examined executed originals or copies of the following documents:

        (a)  the Credit Agreement;

        (b)  the Note;

        (c)  the Security Agreement;

        (d) the Certificate of Incorporation and Bylaws of Borrower, as amended to date;

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        (e) records of proceedings of the Board of Directors of Borrower during or by which resolutions were adopted relating to matters covered by this opinion;

        (f) (i) a certificate of the Secretary of State of the State of Delaware, dated _________, with respect to the standing of Borrower as a corporation incorporated under the laws of the State of Delaware and the tax status Borrower with respect to taxes under the Franchise Tax Law of the State of Delaware; and
                (ii) a Certificate of the Secretary of State of the State of California dated _________, 199 , with respect to the standing of Borrower as a foreign corporation qualified to do business in the State of California; and (iii) a tax status certificate from the Franchise Tax Board of the State of California;

        (g) the certificates of the Secretary and certain officers of Borrower as to certain factual matters; and

        (h) each of the documents listed as exhibits to the Company's Annual Report on Form 10-K for the year ended ___________, included therein pursuant to the requirements of clauses (2), (4), (9) or
                (10) of Item 601(b) of Regulation S-K (other than those which have expired, terminated or are otherwise no longer in effect), and the documents listed as exhibits to the Company's Quarterly Reports on Form 10-Q for the quarters ended __________, ____________ and _______________, required to be included therein pursuant to the requirements of clauses (2), (4), (9) or
                (10) of Item 601(b) of Regulation S-K (other than those which have expired, terminated or are otherwise no longer in effect) (collectively, the "Reviewed Agreements").

        In addition, we have examined and relied upon such corporate records of Borrower as we have deemed necessary or appropriate for purposes of the opinions expressed below. We have also relied upon and obtained from public officials and officers of Borrower such other certificates and assurances as we consider necessary for the rendering of this opinion. The Credit Agreement, the Security Agreement and the Note are sometimes referred to herein as the "Transaction Documents."

        With your permission and without any verification by us, we have assumed the following for purposes of rendering the opinions set forth herein:

        (i) The genuineness of all signatures, the legal capacity of all natural persons to execute and deliver documents, the authenticity and

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                completeness of documents submitted to us as originals and the completeness and conformity with authentic original documents of all documents submitted to us as copies, and that all documents, books and records made available to us by Borrower are accurate and complete.

        (ii) That there are no agreements or understandings between or among Borrower, Lender or third parties which would expand, modify or otherwise affect the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder and that the Transaction Documents correctly and completely set forth the intent of all parties thereto.

        (iii) That all parties to the Transaction Documents (other than Borrower) have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code.

        (iv) That the Transaction Documents have been duly authorized, executed and delivered by Lender to the extent Lender is contemplated to be a party thereto and that Lender has full power, authority and legal right to enter into and perform the terms and conditions of the Transaction Documents to be performed by Lender and that each Transaction Document to which Lender is a party constitutes a legal, valid and binding obligation of Lender, enforceable against it in accordance with its terms.

        (v) That an exemption is available from the restrictions of Section 1 of Article XV of the California Constitution and related statutes relating to usury.

        (vi) With respect to certain matters of fact, that the representations and warranties of Borrower set forth in the Transaction Documents to which it is a party, the certificates of certain officers of Borrower delivered to you in connection with the transactions contemplated by the Credit Agreement and the certificates of certain officers of Borrower referred to in paragraph (g) above are true and correct.

        As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact means that during the course of our representation of Borrower in connection with

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

the Transaction Documents, no information has come to the attention of the attorneys of our firm involved in this engagement which would give them actual knowledge of the existence or absence of such facts; however, we have made no independent investigation to determine the existence or absence of such facts, and any limited inquiry undertaken by us during the preparation of this opinion should not be regarded as such an investigation. No inference as to our knowledge of the existence or absence of any facts underlying any opinion given "to our knowledge" should be drawn from the fact of our representation of Borrower. Specifically, in rendering the opinion set forth in paragraph 7 below, we have not made any independent investigation of court records to determine whether any actions have been filed. Furthermore, this opinion letter does not purport to encompass information which may have been communicated to any attorney in our firm who is a director or officer of Borrower, solely by reason of such attorney's serving in such capacity.

        On the basis of the foregoing and in reliance thereon, and based upon examination of such questions of law as we have deemed appropriate, and subject to the assumptions, exceptions, qualifications, and limitations set forth herein, we advise you that in our opinion:

        1. Borrower is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in the state of California.

        2. Borrower has the requisite corporate power and authority to enter into the Transaction Documents and to carry out the transactions contemplated thereby.

        3. The execution and delivery by Borrower of each Transaction Document to which it is a party, and the performance by Borrower of its obligations under each of the Transaction Documents, have been duly authorized by all necessary corporate action on the part of Borrower.

        4. Each of the Transaction Documents has been duly executed and delivered and constitutes a valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

        5. The execution and delivery of each of the Transaction Documents and the undertaking of the covenants set forth in Transaction Documents and the borrowing of Loans in accordance with the Credit Agreement and repayment of any Loans by Borrower do not
                (a) conflict with or violate the Bylaws or Certificate of Incorporation of Borrower; (b) to our knowledge, violate or contravene any United States federal or California state law, statute, rule or regulation applicable to Borrower; (c) to our knowledge,

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                violate or contravene any order, writ, judgment, decree, determination or award of any United States federal or California state governmental authority applicable to Borrower; or (d) to our knowledge, violate or result in a breach of or constitute any default under any Reviewed Agreement, or, to our knowledge, result in or require the creation or imposition of any lien on any of its properties or revenues pursuant to any provision of any United States federal or California state law, rule or regulation or any such Reviewed Agreement, except for the liens created in favor of Lender.

        6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States or the State of California is required on the part of Borrower for the execution or delivery by Borrower of the Transaction Documents or for any borrowings by Borrower of loans and repayment of such loans in accordance with the terms of the Credit Agreement.

        7. Except as disclosed in _________, to our knowledge, there are no actions or proceedings against Borrower pending or overtly threatened in writing before any court, governmental agency or arbitrator which (a) seek to challenge the enforceability of any of the Transaction Documents, or (b) we believe are reasonably likely to have a material adverse effect on the ability of Borrower to perform its obligations under the Transaction Documents.

        The opinions set forth above are subject to the following exceptions, qualifications, limitations, comments and additional assumptions:

        A. We express no opinion as to any matter relating to laws of any jurisdiction other than the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, as such are in effect on the date hereof, and we have made no inquiry into, and we express no opinion as to, the statutes, regulations, treaties, common laws or other laws of any other nation, state or jurisdiction. As you know, we are not licensed to practice law in the State of Delaware and, accordingly, our opinions as to Delaware General Corporation Law are based solely on a review of the official statutes of the State of Delaware.

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

        B. We express no opinion as to (i) the effect of any bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable relief, whether considered in a proceeding in equity or at law.

        C. We express no opinion regarding any of (i) the rights or remedies available to any party for violations or breaches of any provisions which are immaterial or the enforcement of which would be unreasonable under the then existing circumstances,
                (ii) the rights or remedies available to any party for material violations or breaches which are the proximate result of actions taken by any party to the Transaction Documents other than the party against whom enforcement is sought, which actions such other party is not entitled to take pursuant to the Transaction Documents or which otherwise violate applicable laws, (iii) the rights or remedies available to any party which takes discretionary action which is arbitrary, unreasonable or capricious, or is not taken in good faith or in a commercially reasonable manner, whether or not the Transaction Documents permit such action, (iv) the effect of the exercise of judicial discretion, whether in a proceeding in equity or at law, (v) the enforceability of any provision deemed to be "unconscionable" within the meaning of Section 1670.5 of the California Civil Code, (vi) the enforceability of any provision authorizing the exercise of any remedy without reasonable notice and opportunity to cure, or (vii) the effect of any provision of any Transaction Document purporting to give a lender the right to make any conclusive determination in its sole discretion.

        D. We express no opinion as to the legality, validity, binding nature or enforceability of (i) any provisions in the Transaction Documents providing for the payment or reimbursement of costs or expenses or indemnifying a party, to the extent such provisions may be held unenforceable as contrary to public policy, (ii) any provision of any Transaction Document insofar as it provides for the payment or reimbursement of costs and expenses or indemnification for claims, losses or liabilities in excess of a reasonable amount determined by any court or other tribunal, (iii) any provisions regarding a party's ability to collect

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                attorneys' fees and costs in an action involving the Transaction Documents, if the party is not the prevailing party in such action (we call your attention to the effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys'
                fees), (iv) any provisions of any Transaction Documents imposing penalties or forfeitures, late payment charges or any increase in interest rate, upon delinquency in payment or the occurrence of a default to the extent they constitute a penalty or forfeiture or are otherwise contrary to public policy, (v) any rights of set-off, (vi) any provision of the Transaction Documents to the effect that a statement, certificate, determination or record shall be deemed conclusive absent manifest error (or similar effect), including, without limitation, that any such statement, certificate, determination or record shall be prima facie evidence of a fact, or (vii) any provision of the Transaction Documents which provides that notice not actually received may be binding on any party.

        E. We express no opinion with respect to the legality, validity, binding nature or enforceability of (i) any vaguely or broadly stated waiver, including without limitation, the waivers of diligence, presentment, demand, protest or notice, (ii) any waivers or consents (whether or not characterized as a waiver or consent in the Transaction Documents) relating to the rights of Borrower or duties owing to it existing as a matter of law, including, without limitation, waivers of the benefits of statutory or constitutional provisions, to the extent such waivers or consents are found by courts to be against public policy or which are ineffective pursuant to California statutes and judicial decisions, (iii) any waivers of any statute of limitations to the extent such waivers are in excess of four years beyond the statutory period, or (iv) covenants to the extent they are construed to be independent requirements as distinguished from conditions that may trigger an event of default.

        F. We express no opinion with respect to the legality, validity, binding nature or enforceability of any provision of the Transaction Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or more other remedies or that failure to exercise

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

        G. We express no opinion as to any provision of the Transaction Documents requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

        H. We express no opinion as to the applicability or effect of compliance or non-compliance by Lender with any state, federal or other laws applicable to Lender or to the transactions contemplated by the Transaction Documents because of the nature of its business, including its legal or regulatory status.

        I. We express no opinion regarding compliance or non-compliance (or the effect thereof) with federal or state securities laws.

        J. Our opinions set forth in paragraph 1, as to valid existence, due qualification and good standing are based solely on the certificates referenced in paragraph (f) above (copies of which have been furnished to you).

        K. We express no opinion as to the effect of California UCC Sections 9501 through 9508, which, inter alia, impose procedural limitations on the exercise of remedies by a secured creditor.

        L. We express no opinion as to the creation, attachment, validity, enforceability, perfection or priority of a security interest in any item of collateral or the necessity of making any filings or taking any other action in connection therewith.

        M. Our opinions in clauses (b) and (c) of paragraph 5 above are intended to express our opinion that the execution, delivery and performance by Borrower of the Transaction Documents are neither prohibited by, nor do they subject Borrower to a fine, penalty or similar sanction that would be materially adverse to Borrower, under or any law, rule, regulation of the State of California or United States federal law or any order, writ, judgment, decree, determination or award of any United States federal or California state governmental authority that a lawyer practicing in the

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                State of California exercising customary professional diligence would reasonably recognize to be applicable to Borrower and the transactions contemplated by the Transaction Documents; accordingly, our opinions set forth above are limited by the foregoing.

        N. This opinion speaks only at and as of its date and is based solely on the facts and circumstances known to us at and as of such date. We express no opinion as to the effect on Lender's rights under the Transaction Documents of any statute, rule, regulation or other law which is enacted or becomes effective after, or of any court decision which changes the law relevant to such rights which is rendered after, the date of this opinion or the conduct of the parties following the closing of the contemplated transaction. In addition, in rendering this opinion, we assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative action, judicial decision or otherwise.

        This opinion is made with the knowledge and understanding that you (but no other person) may rely thereon in entering into the Credit Agreement and is solely for your benefit, and this opinion may not be disclosed to or relied upon by any person other than you.

                                   Very truly yours,

                                   WILSON SONSINI GOODRICH & ROSATI
                                   Professional Corporation



--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 9.2.2

                            OPERATING ADVANCE EXAMPLE

                                       [*]

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 13.1


                               CORE PATENT RIGHTS

                                       [*]



--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

                                  EXHIBIT 16.1

                          NON-CONTROLLED SUBJECT MATTER

                                       [*]

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.